As filed with the U.S. Securities and Exchange Commission on July 23, 2025
File No. 333-195493
File No. 811-22961
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	515	[X]
	and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	518	[X]
EA Series Trust
(Exact Name of Registrant as Specified in Charter)
19 East Eagle Road
Havertown, Pennsylvania 19083
(Address of Principal Executive Offices, Zip Code)
(215) 330-4476
(Registrant’s Telephone Number, including Area Code)
 Michael D. Barolsky
19 East Eagle Road
Havertown, Pennsylvania 19083
(Name and Address of Agent for Service)
 Copy to:
Karen Aspinall, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement

 It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on July 31, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on ________________ pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF
Ticker Symbol: MOOD
Listed on The Nasdaq Stock Market LLC
Prospectus
July 31, 2025

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

Fund Summary
INVESTMENT OBJECTIVE
The Relative Sentiment Tactical Allocation ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.73%
1Acquired Fund Fees and Expenses (AFFE) are fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because AFFEs are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$75	$233	$406	$906
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 247% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (ETF). The Fund’s investment strategy is to seek to grow capital by tactically investing in other ETFs that invest in equities, bonds, commodities, currencies, and gold based on “relative sentiment” factors. In the view of the Fund’s sub-adviser (Relative Sentiment Technologies, LLC, also referred to as the Sub-Adviser), relative sentiment measures the difference in sentiment between institutional investors and retail investors. The Sub-Adviser uses both public and third-party data sources to assess investor sentiment, including how those sentiments compare among institutional and retail investors. Some of the data sources used by the Sub-Adviser will differ in how they define or otherwise classify retail and institutional investors. For example, some public data sources capture and report trading information of investors who exceed certain prescribed regulatory transaction reporting thresholds. For purposes of the Fund, the Sub-Adviser would consider investors that exceed the regulatory transaction reporting thresholds to be institutional investors and those who do not exceed the applicable thresholds would be considered retail investors. Other third-party data sources will use different criteria in classifying retail and institutional investors.
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The Sub-Adviser will analyze such third-party data based on the source of the information and how it was compilated.
In the Sub-Adviser’s view, when relative sentiment increases for particular asset classes (like U.S. and foreign equity securities), that suggests institutions have become more bullish on those asset classes than retail investors generally. Conversely, when relative sentiment decreases, that suggests institutions have become more bearish on those asset classes compared to retail investors generally. The Fund’s portfolio will be tactically allocated among passively-managed U.S. and foreign, developed market, equity ETFs, bond ETFs, and, in some instances, gold exchange-traded products (ETPs), commodities ETPs, and currency ETPs as described more below. That is, the Sub-Adviser will seek to allocate the Fund’s portfolio among the foregoing assets classes depending on whether they are then-currently more favored by institutional investors than by retail investors.
As noted above, the Fund’s portfolio will be comprised of ETFs that track broad equity indices, broad bond indices, and, in some instances, ETPs that invest in gold, commodities, and currencies, all based on a suite of relative sentiment indicators.
Additionally, the Fund may invest in passively- or actively-managed ETFs (including other ETFs managed by the Fund’s investment adviser) that utilize derivatives, such as options or swaps, to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event (also known as a tail risk event) when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility (collectively, “Risk-Based Strategies”).
Equity Allocation Determination
In general, the Sub-Adviser determines the Fund’s equity allocation by taking the average of the following four indicators, each of which can range from 0% (extreme relative bearishness) to 100% (extreme relative bullishness):
1.Position-based relative sentiment indicator: This indicator measures relative sentiment of equity securities based on public data that reflect the relative holdings of institutional and retail investors in equities, long-duration bonds, and along the yield curve. Generally speaking, if, based on the data reviewed by the Sub-Adviser, institutional investors’ portfolios hold more equity securities than on average, and retail investors’ portfolios hold less equity securities than on average, that factor tends to suggest institutions are more relatively bullish on equities than retail investors.
2.Survey-based relative sentiment indicator: This indicator uses third-party data to measure relative sentiment of equity securities using the results of economic survey data from institutional and retail investors. The third-party surveys focus on investors’ perceptions of the economic health of the following regions: United States, Europe, Japan, and Asia (ex-Japan). The Sub-Adviser uses an ensemble of publicly available machine learning algorithms to analyze the data (found by taking the difference in economic sentiment between institutional and retail investors across all four regions, respectively). Machine learning algorithms refer to technologies that enable a computer to “learn” from data it has processed to incorporate different assumptions or past experience into future computations or analyses. The Sub-Adviser analyzes the output of machine learning algorithms and identifies the results that are statistically significant. The Sub-Adviser then averages the outputs, which reflect forecasted equity allocations ranging from 0% and 100%, of the statistically significant models applied to U.S. equities to arrive at the target allocation for this indicator.
The Sub-Adviser then runs the same analysis for European equities and compares the target equity allocations between the U.S. and Europe to determine how the overall equity allocation will be distributed across U.S. and foreign, developed markets equities. For example, if the algorithms reflect equal institutional relative sentiment between U.S. and foreign, developed markets equity securities, the Fund’s equity allocation will generally be equally allocated between U.S. equity ETFs and foreign, developed market equity ETFs. If the results reflect a greater (lesser) institutional sentiment in U.S. securities, the Fund’s equity allocation will generally reflect a corresponding higher (lower) weighting in U.S. equity market ETFs.
3.Cross-asset relative sentiment indicator: This indicator estimates relative sentiment of equity securities indirectly via the relative sentiment of certain non-equity assets (e.g., bonds, currencies, and commodities) that have historically been correlated to equities. For example, bullish relative sentiment in natural gas has typically been bullish for equities.
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4.Retail macro sentiment indicator: This indicator measures the sentiment of retail investors on various commodities that are generally correlated with growth and inflation. When retail investors are very bullish, that tends to correlate with these commodities having performed very well—which suggests inflationary pressures are rising and historically that has been bad for equities moving forward. Conversely, if retail investors are very bearish on the select commodities, that suggests these commodities have been doing poorly, which tends to mean deflationary pressures are rising. Equities have tended to do poorly in this case as well. If the retail investor sentiment in these select commodities is neither too hot nor too cold, equities have tended to do well going forward. So, this indicator aggregates that information into a summary allocation that rises when sentiment is in a “goldilocks” zone and decreases outside of that zone.
As noted above, each of the foregoing four indicators will result in a value that ranges from 0% to 100%. The Sub-Adviser uses the average of the four indicators to recommend the Fund’s allocation to equity securities. In general, the indicator average will increase when institutions are more relatively bullish toward risk assets than retail investors (and vice versa).
As noted above, the Sub-Adviser will recommend the Fund’s equity allocations between U.S. equity ETFs (e.g., one or more passively managed ETFs that seek to provide broad exposure to the overall U.S. equity market) and foreign, developed market equity ETFs (e.g., one or more passively managed ETFs that seek to provide broad exposure to developed markets) based on the results of the survey indicator (the second indicator described above) as applied to U.S. and foreign equity securities.
Because the market is dynamic, the Sub-Adviser believes that over time it will augment the list of indicators used above to reflect its ongoing research program into relative sentiment’s behavior and characteristics.
Bond Allocation
Once the Sub-Adviser has determined the Fund’s equity allocation, the Sub-Adviser will determine the Fund’s allocation to broad-based bond ETFs. The Sub-Adviser will allocate the Fund’s bond investments in liquid, low-cost ETFs that invest in high-quality fixed income instruments (e.g., U.S. government and investment grade bonds) and liquid, low-cost ETFs that invest in Treasury Inflation-Protected Securities (“TIPS”) based on the degree of retail macro sentiment in commodities. The retail macro sentiment in commodities is reflective of inflationary (or deflationary) pressures so as this sentiment increases (i.e., more bullish) the Sub-Adviser will increase the allocation to TIPS ETFs and vice versa.
The Sub-Adviser may also at times allocate to shorter (e.g., 1-3 years) or longer duration (e.g., 7-10 year, 20+ year, and/or 25+ year) government bonds depending on market and relative sentiment conditions by allocating to ETFs that provide exposure to a shorter (or longer) duration of the U.S. Treasury market.
Commodities, Currencies and Other Allocations
At times, equities and bonds may have positive correlations, such that a portfolio of broad equity and bond exposure offers little diversification. During such periods, the Sub-Adviser believes it may be beneficial to add exposure to assets (e.g., U.S. Dollar) that do offer diversification in times of systemic risk-off sentiment or during times of inflationary pressures (e.g., oil, Energy stocks). In response, the Sub-Adviser may recommend allocations to various currencies, commodities, in particular gold and/or various equity sectors. This portion of the Fund’s portfolio will be capped by the size of the broad equity portion of the Fund’s portfolio.
The Sub-Adviser will recommend that the Fund’s portfolio hold gold ETPs and/or more broad-based commodity ETPs when any of the following conditions are met:
1.U.S. dollar relative sentiment is bearish and Federal Reserve policy sentiment (i.e., the momentum of real interest rates) is negative
2.Broad equity relative sentiment is bearish
3.Relative sentiment in a combination of growth-related assets (e.g., commodities, equities) and liquidity-related assets (e.g., currencies, fixed income) is such that institutions are positioned (relative to retail investors) for both increased growth and an easing of financial conditions.
The Sub-Adviser will generally limit gold ETP holdings and/or broad-based commodity ETP holdings to approximately 20% of the Fund’s portfolio. The Sub-Adviser will typically invest the Fund’s gold and/or broad commodity allocation in SPDR Gold MiniShares Trust, abrdn Physical Gold Shares ETF, iShares S&P GSCI
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Commodity-Indexed Trust, GraniteShares Gold Trust, iShares Silver Trust, and/or Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF.
When seeking equity sector exposure, the Sub-Adviser will invest in liquid, low-cost ETFs that provide exposure to the desired sector or sectors. For example, during times of inflationary pressure the Sub-Adviser may allocate a portion of the Fund’s portfolio to ETFs that provide exposure to the energy sector and/or more broadly to the materials sector. The Sub-Adviser may also seek exposure to other sectors, such as consumer discretionary, consumer staples, industrials, healthcare, utilities, real estate and semiconductors.
Additionally, the Sub-Adviser will, at times, seek to further diversify the Fund’s portfolio by gaining exposure to currencies. The Sub-Adviser believes currency ETFs/ETPs offer diversification in times of systemic risk-off sentiment. For example, exposure to the US dollar can, at times, provide diversification to the portfolio when equities are declining in value. The Sub-Adviser will typically invest the Fund’s currency allocation in one or more ETFs/ETPs that are designed to track the value of the U.S. dollar relative to other currencies or one or more ETFs/ETPs that are designed to track the price of a foreign currency (e.g., Australian dollar, Japanese yen, or euro.
The Sub-Adviser may also, at times, recommend that the Fund’s portfolio allocate exposure to Risk-Based Strategies when broad equity relative sentiment is bearish.

Reallocations
The Sub-Adviser recomputes each of the aforementioned indicators on a weekly basis, except the survey-based equity relative sentiment indicator (the second indicator above) is recomputed monthly because the underlying data is released monthly. To minimize portfolio turnover, the Sub-Adviser will generally reallocate the Fund’s holdings only if the results of relative sentiment indicator calculations reflect material deviations from the Fund’s then-current portfolio holdings.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Quantitative Security Selection & Model Risk. Data for some investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In
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addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Bond Risks. In general, the Fund will be subject to bond and fixed income risks. When relative sentiment in equities is “bearish,” those risks will be heightened, because the Fund will invest a higher percentage of its assets in underlying bond ETFs.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. For example, as interest rates increase, bond prices generally will decrease. The historically low interest rate environment heightens the risks associated with rising interest rates. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.
Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject an ETF’s/ETP’s investments to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an ETF/ETP in varying ways, and different factors may cause the value and the volatility of an ETF/ETP to move in inconsistent directions at inconsistent rates.
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Risk-Based Strategies Risk. The Fund may invest in other investment companies that employ Risk-Based Strategies that utilize options or other derivatives to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility. Such strategies are expected to use options or a combination of options on a broad-based equity index or other index or reference asset to gain exposure to the reference asset and to produce returns from a market dislocation event.
Options Risk. Options contracts are derivative instruments whose value is based on, and determined by, another asset or index. The Fund may obtain exposure to options through its investments in other investment companies and will be exposed to the risks of those derivatives. Unfavorable changes in the value of the underlying asset or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset or index, and the underlying fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. The use of derivatives may also limit a fund’s opportunity to profit from an increase in the market value of an underlying asset in exchange for up-front cash at the time of selling the instrument. Funds that enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under federal tax statutes may cause such fund to realize higher amounts of ordinary income or short-term capital gain.
Gold Risk. The Fund may, from time to time, invest in underlying exchange-traded products that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
A more complete description of some of the risks associated with investing in gold is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs) and exchange-traded products (ETPs). An investment in the Fund is subject to the risks associated with the ETFs and ETPs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s ETFs and ETPs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs and ETPs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
The Fund may invest in affiliated ETFs managed by the Adviser. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated ETF or across multiple affiliated ETFs, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser.
Machine Learning Risk. The Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
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ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance, as well as, each component index of the custom blended benchmark index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://relativesentimentetfs.com/.
Calendar Year Total Returns as of December 31
For the year-to-date period ended June 30, 2025, the Fund’s total return was 11.89%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 7.05% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was (3.40)% (quarter ended September 30, 2023).
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Average Annual Total Returns (for periods ended December 31, 2024)	1 Year	Since Inception (05/18/2022)
Return Before Taxes	12.58%	8.33%
Return After Taxes on Distributions	12.07%	7.78%
Return After Taxes on Distributions and Sale of Shares	7.54%	6.26%
Solactive GBS Global Markets All Cap Index	16.75%	13.75%
Solactive US Aggregate Bond Index	0.80%	0.83%
40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index (reflects no deduction for fees or expenses)[1]	8.45%	8.15%
Solactive U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	0.80%	0.83%
Solactive GBS United States 1000 NTR Index (reflects no deduction for fees or expenses)	24.06%	17.95%
Solactive GBS Developed Markets ex North America Large & All Cap USD Index (reflects no deduction for fees or expenses)	4.03%	8.03%
1Index assumes withholding taxes on dividends.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
The Fund’s custom blended benchmark is comprised of three separate indices, namely, 40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, and 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index. The Solactive U.S. Aggregate Bond Index is a total return index that aims to track the performance of the USD denominated bond market. The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. The Solactive GBS Developed Markets ex N.A. Large & Mid Cap Index is a broad-based index covering mid- to large- cap equity securities in international, developed markets outside of North America.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC (“Adviser”)
Investment Sub-Adviser:	Relative Sentiment Technologies, LLC (“Sub-Adviser”)
PORTFOLIO MANAGERS
Dr. Raymond Micaletti of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception in May 2022.
Dr. Micaletti provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, Portfolio Managers of the Adviser. Mr. Shaner has been jointly and primarily responsible for the day-to-day management of the Fund since its inception in May 2022. Mr. Russell has been jointly and primarily responsible for the day-to-day management of the Fund since January 2023.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
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TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders upon prior written notice to shareholders.
Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In those instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed income securities; repurchase agreements; commercial paper; cash equivalents; and exchange-traded investment vehicles that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.
Bond Risks. The Fund will be subject to one or more of the following risks.
•Bond Risks. Certain underlying ETFs may invest in debt obligations traded in U.S., which are subject to one or more of the following risks:
Credit Risk: Bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by an underlying ETF may decline in response to adverse developments with respect to the issuer. In addition, an ETF could lose money if the issuer or guarantor of a bond is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.
Interest Rate Risk. The income generated by debt securities owned by an underlying ETF will be affected by changing interest rates. In addition, as interest rates rise the values of fixed income securities held by an underlying ETF are likely to decrease. For example, as interest rates increase, bond prices generally will decrease. The historically low interest rate environment heightens the risks associated with rising interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in an underlying ETF having to reinvest the proceeds in lower yielding securities. Rising interest rates across the U.S. financial system may result in fixed-income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have recently been historically low, so an underlying ETF faces a heightened risk that rates may rise.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. An underlying ETF’s investments in illiquid securities may reduce the return of an underlying ETF because it may be
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unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g., options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may also be difficult to value.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.
Mortgage and Asset-Backed Securities Risks. Mortgage- and Asset-Backed Securities are subject to certain additional risks, which may affect the underlying ETF’s investment and its performance. Rising interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage- and asset-backed securities in a period of rising interest rates, an underlying ETF may exhibit additional volatility. In addition, mortgage- and asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an underlying ETF because it will have to reinvest that money at the lower prevailing interest rates. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.
U.S. Government Securities Risk. Underlying ETFs may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to relevant underlying ETFs and, in turn, the Fund.
•Municipal Securities. Investments in municipal securities are subject to events in the relevant state(s) and U.S. territories, which may affect the underlying ETF’s investment and its performance. These events may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of states in question.
An underlying ETF may invest in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education, real estate and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.
The failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
An investment in an underlying ETF is subject to the risk that its distributions may decline when prevailing interest rates fall, when the ETF experiences defaults on debt securities it holds, or when the ETF realizes a loss upon the sale of a debt security.
Municipal securities are also subject to the risk that bond insurers may be unable to cover losses, especially in the case of a catastrophic event. Due to the consolidation among municipal bond insurers
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and underlying ETF is subject to additional risks including the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.
•Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”). Typically, these securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject an ETF’s/ETP’s investments to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an ETF/ETP in varying ways, and different factors may cause the value and the volatility of an ETF/ETP to move in inconsistent directions at inconsistent rates.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
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•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
Foreign Investment Risk. The underlying ETFs may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs, and GDRs, are subject to special risks, including the following:
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of an underlying ETF’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in an underlying ETF more volatile and potentially less liquid than other types of investments.
•Developed Market Risk. Many developed market countries have recently experienced significant economic pressures. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks
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of individual service sectors. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Spending on health, health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession.
In a referendum held in 2016, the United Kingdom resolved to leave the EU, an event commonly known as “Brexit.” The United Kingdom officially left the EU on January 31, 2020. However, in December, 2020, the United Kingdom and the EU successfully reached a trade and cooperation agreement. Under that agreement, there will not be any tariffs levied or restrictive quotas imposed, but there will be new customs and regulatory checks, which will increase the burden on trading partners between the United Kingdom and the EU. The economic impact of Brexit is still uncertain, and additional economic stresses for the United Kingdom. The potential remains for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The short- and long-term effect of the withdrawal and new relationship may negatively impact an ETF’s investment in the region.
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls” or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as an underlying ETF/ETP). Capital controls may impact the ability of an underlying ETF/ETP to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares of an underlying ETF/ETP, and may cause an underlying ETF/ETP to decline in value.
•Depositary Receipt Risk. An underlying ETF’s investments in foreign companies may be in the form of depositary receipts, including ADRs, EDRs, and GDRs. ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. In general, ADRs must be sponsored, but an underlying ETF may invest in unsponsored ADRs. And underlying ETF’s investments may also include ADRs and GDRs that are not purchased in
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the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).
•Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.
•Currency Risk. Each underlying ETF’s NAV is determined on the basis of U.S. dollars; therefore, an underlying ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the underlying ETF’s holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the underlying ETFs and the price of the underlying ETF’s shares. Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.
•Political and Economic Risk. An underlying ETF that invests in foreign securities is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the underlying ETF’s investments to experience gains or losses. An underlying ETF also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
•Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for an underlying ETF to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the underlying ETF’s assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the underlying ETF by causing it to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing underlying ETF assets to be uninvested for some period of time.
•Emerging Markets Risk. An underlying ETF may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs) and exchange-traded products (ETPs). An investment in the Fund is subject to the risks associated with the ETFs and ETPs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s ETFs and ETPs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs and ETPs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
A passively managed ETF is an investment company whose goal generally is to track or replicate a desired index, such as a market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETFs also have risks and costs that are similar to publicly-traded companies. The goal of many ETFs is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of such ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. An actively managed ETF’s performance
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will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives.
Certain ETFs may not produce qualifying income for purposes of the “Income Requirement” (as defined below under the heading “Taxes”) which must be met in order for each Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If one or more ETFs generates more non-qualifying income for purposes of the “Income Requirement” than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the “Income Requirement” thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.
The Fund may hold ETPs to gain exposure to commodities, including gold. As a result, when the Fund invests indirectly in commodities via ETPs, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the regulated investment company (“RIC”) gross income tests under the Code. Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying.
The Fund may invest in affiliated ETFs managed by the Adviser. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated ETF or across multiple affiliated ETFs, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser.

Gold Risk. A variety of factors may affect the price of gold, including: (i) global gold supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold-producing countries such as South Africa, the United States and Australia; (ii) global or regional political, economic or financial events and situations; (iii) investors’ expectations with respect to the rate of inflation; (iv) currency exchange rates; (v) interest rates; and (vi) investment and trading activities of hedge funds and commodity funds.
The international gold markets are subject to sharp price fluctuations, which may result in potential losses if you need to sell your Shares at a time when the Fund’s portfolio holds gold (indirectly through financial instruments) and the price of gold is lower than it was when the made its investment. Gold markets also have experienced extended periods of flat or declining prices. As a result, even if the Fund holds gold investments for the long-term, it may never experience a profit on those holdings. In addition, investors should be aware that there is no assurance that gold will maintain its long-term value in terms of purchasing power in the future. If the price of gold declines, and the Fund then currently holds gold related investments, the Sub-Adviser expects the value of the Fund to decline proportionately.
High Portfolio Turnover Risk. The Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world
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economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Machine Learning Risk. The Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s and Sub-Adviser’s evaluations and assumptions regarding investments may not successfully achieve the Fund’s investment objective given actual market trends. The Adviser will generally follow Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments. However, the Adviser may deviate from Sub-Adviser recommendations due to a clear error in a particular recommendation, compliance concerns (e.g., concentration limits), liquidity concerns, authorized participant-related concerns, or due to regulatory requirements.
Quantitative Security Selection & Model Risk. Data used by the Sub-Adviser may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative models, and the processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends. The factors used in such analyses may not be predictive of an underlying ETF’s future value and its effectiveness can change over time. These changes may not be reflected in the relevant quantitative model. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). There can be no assurance that quantitative security selection will enable the Fund to achieve its investment objective.
Risk-Based Strategies Risk. The Fund may invest in other investment companies that employ Risk-Based Strategies that utilize options or other derivatives to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility. Such strategies are expected to use options or a combination of options on a broad-based equity index or other index or reference asset to gain exposure to the reference asset and to produce returns from a market dislocation event.
Options Risk. Options contracts are derivative instruments whose value is based on, and determined by, another asset or index. The Fund may obtain exposure to options through its investments in other investment companies and will be exposed to the risks of those derivatives. Unfavorable changes in the value of the underlying asset or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset or index, and the underlying fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. The use of derivatives may also limit a fund’s opportunity to profit from an increase in the market value of an underlying asset in exchange for up-front cash at the time of selling the instrument. Funds that enter into various transactions, including transactions involving options contracts, for which there is a lack of clear
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guidance under federal tax statutes may cause such fund to realize higher amounts of ordinary income or short-term capital gain
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC dba EA Advisers serves as the Fund’s investment adviser (the “Adviser”). The Adviser is located at 19 East Eagle Road, Havertown, Pennsylvania 19083 and is wholly-owned by Alpha Architect, LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund, other exchange-traded funds, and Alpha Architect, LLC, its parent company. The Adviser was founded in October 2013.
The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers the Fund’s investment programs pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to receive the following Advisory Fee: 0.65%, (annual rate as a percentage of average daily net assets). During the fiscal year ended March 31, 2025, the aggregate advisory fee paid to the Adviser was $115,397.
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
Investment Sub-Adviser
The Adviser has retained Relative Sentiment Technologies, LLC (the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Puerto Rico limited liability company with its principal office located at The Views #3, Palmas Del Mar, Humacao, Puerto Rico, 00791 and was founded in 2021. The Sub-Adviser has been an SEC-registered investment adviser since 2022.
The Sub-Adviser is responsible for recommending the investments for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.
The Sub-Adviser performs its services as a non-discretionary sub-adviser, which means that the Sub-Adviser is not responsible for selecting brokers or placing the Fund’s trades. Rather, the Sub-Adviser provides trade recommendations to the Adviser and, in turn, the Adviser is responsible for selecting brokers and placing the Fund’s trades. It is anticipated that the Adviser will generally adhere to the Sub-Adviser’s recommendations.
For its services, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as follows: 0.33% (annual rate as a percentage of average daily net assets).
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
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If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENT
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund is available in the Fund’s Form N-CSR for the fiscal year ended March 31, 2025.
PORTFOLIO MANAGERS
The portfolio managers are jointly and primarily responsible for various functions related to portfolio management, including, but not limited to, making recommendations (or implementing) with respect to the following: investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.
Dr. Raymond Micaletti has been portfolio manager of the Fund since 2022. He provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, portfolio managers of the Adviser. Dr. Micaletti is the founder and CEO of the Sub-Adviser. He has over 20 years’ experience at major investment banks, hedge funds, and asset management firms. Since 2003 his focus has been on the development of systematic trading strategies. He started at Fortress Investment Group, where from 2004-2008 he developed and managed a suite of quantitative global long/short equity strategies. From 2009 to 2014—first at Macrosignal and later at Telluride Asset Management—he built and traded an ensemble of systematic short-term global macro strategies.
In mid-2014, he turned his attention to global tactical asset allocation at AUA Capital (the Goya Foods’ family office). It was here that he began his research into relative sentiment strategies. In August 2017, he became co-Chief Investment Officer of Columbus Macro, where he continued to refine his ensemble of tactical indicators. From 2021 to 2023, he also served as Chief Investment Officer of Allio Fintech, a startup firm building a micro-investing application.
Richard Shaner has been portfolio manager of the Fund since 2022. Mr. Shaner has advised on trading and execution matters for the Adviser since January 2021, where he supports trading operations and assists in quantitative research. Prior to Mr. Shaner’s tenure with the Adviser, Mr. Shaner executed various trading strategies for a private family office. Mr. Shaner has a B.Sc in Kinesiology and Applied Physiology from the University of Colorado. He is also a CFA® Charterholder.
Wm. Joshua Russell, PhD, CFA has been a Senior Portfolio Manager with the Adviser since October 2022 and a portfolio manager of the Fund since January 2023. Prior to this, he was a Portfolio Manager at Carson Group where he was responsible for approximately $1.7 billion in assets. He has also served in quant research roles as VP, Sr. Research Analyst at Franklin Templeton and Senior Quantitative Strategist at WisdomTree. Prior to entering the industry, Dr. Russell was a PhD candidate where he conducted research on large-scale distributed systems for the U.S. Army, the U.S. Air Force, and NASA. He earned a PhD in Electrical and Computer Engineering, a Masters in Economics, and a Masters in Electrical and Computer Engineering at the University of California, Santa Barbara. Dr. Russell earned a Bachelor of Science in Electrical Engineering from the University of Washington and is a CFA® Charterholder.
Messrs. Shaner and Russell are responsible for implementing the Fund’s investment strategies.
The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Fund, and compensation.
OTHER SERVICE PROVIDERS
Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Fund.
U.S. Bank National Association is the custodian for the Fund.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
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Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with the Fund.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.
Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Trading Symbol
Relative Sentiment Tactical Allocation ETF	MOOD
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax
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information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.
The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
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DISTRIBUTION AND SERVICE PLAN
The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares. In particular, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Fund at https://relativesentimentetfs.com/. Among other things, the website includes this Prospectus and the SAI, the Fund’s annual and semi-annual reports to shareholders, financial information, holdings, and proxy information. The website shows the Fund’s daily NAV per share,
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market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.
Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at https://relativesentimentetfs.com/. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
No relief from Section 12(d)(1) is available for investments in the Relative Sentiment Tactical Allocation ETF since it operates as an “ETF of ETFs.”
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term
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capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of the Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
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This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in the Fund.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table below prior to March 31, 2024 has been audited by the Fund’s prior independent public accounting firm. Information for the remaining periods in the table has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available upon request.

	INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:		SUPPLEMENTAL DATA AND RATIOS:
For the period ended	Net Asset Value, Beginning of Period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss) on investments(c)	Total from investment operations	Net investment income	Total distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Ratio of expense to average net assets(e)(f)	Ratio of net investment income (loss) to average net assets(e)(f)	Portfolio Turnover Rate (d)(g)
3/31/2025	$28.07	0.63	2.86	3.49	(0.39)	(0.39)	$31.17	12.51%	$24,937	0.65%	2.12%	247%
3/31/2024	$25.40	0.60	2.43	3.03	(0.36)	(0.36)	$28.07	12.00%	$14,879	0.65%	2.31%	192%
3/31/2023(h)	$25.00	0.50	0.24	0.74	(0.34)	(0.34)	$25.40	3.07%	$6,351	0.65%	2.33%	252%

(a)	Net investment income per share has been calculated based on average shares outstanding during the period.
(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.
(e)
These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Inception date of the Fund was May 18, 2022.

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund is in its annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated July 31, 2025, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
Recent information regarding the Fund covered by this Prospectus, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website listed below. To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	(215) 882-9983

Write:	19 East Eagle Road Havertown, PA 19083

Visit:	https://relativesentimentetfs.com/
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.

Relative Sentiment Tactical Allocation ETF
Ticker Symbol: MOOD
Listed on The Nasdaq Stock Market LLC
STATEMENT OF ADDITIONAL INFORMATION
EA SERIES TRUST
July 31, 2025
This Statement of Additional Information (“SAI”) describes the Relative Sentiment Tactical Allocation ETF (the “Fund”), a series of the EA Series Trust, formerly known as Alpha Architect ETF Trust (the “Trust”). Shares of the Fund are listed and traded on The Nasdaq Stock Market LLC (the “Exchange”). Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund, and Relative Sentiment Technologies, LLC (“Sub-Adviser”), serves as sub-adviser to the Fund. Quasar Distributors, LLC (the “Distributor”) serves as the Distributor for the Fund.
Shares of the Fund are neither guaranteed nor insured by the U.S. Government.
This SAI, dated July 31, 2025, as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated July 31, 2025, as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling (215) 330-4476 or visiting https://relativesentimentetfs.com/.
The most recent Form N-CSR for the Fund, which includes the Fund’s audited financial statements dated March 31, 2025, is incorporated by reference into this SAI. A copy of the Fund’s annual and semi-annual reports may be obtained without charge by writing to Empowered Funds, LLC dba EA Advisers, 19 East Eagle Rd, Havertown, Pennsylvania 19083, calling (215) 330-4476 or visiting https://relativesentimentetfs.com/.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Adviser” means Empowered Funds, LLC dba EA Advisers.
“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Fund’s Creation Units.
“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.
“Board” or “Trustees” means the Board of Trustees of the Trust.
“Business Day” means any day on which the Trust is open for business.
“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with creations.
“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with redemptions.
“Code” means the Internal Revenue Code of 1986, as amended.
“Creation Unit” means an aggregation of a specified number of Shares that the Fund issues and redeems on a continuous basis at NAV.
“Distributor” means Quasar Distributors, LLC.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“DTC” means the Depository Trust Company.
“Exchange” means The Nasdaq Stock Market LLC.
“ETF” means an exchange-traded fund.
“FINRA” means the Financial Industry Regulatory Authority.
“Fund” means the series of the Trust described in this SAI: Relative Sentiment Tactical Allocation ETF.
“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the Fund.
“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the Fund.
“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.
“IRS” means the Internal Revenue Service.
“NAV” means the net asset value of the Fund.
“NSCC” means the National Securities Clearing Corporation.
“NYSE” means the New York Stock Exchange, Inc.
“Prospectus” means the Fund’s Prospectus, dated July 31, 2025, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated July 31, 2025, as amended and supplemented from time to time.
“SEC” means the United States Securities and Exchange Commission.
“Shares” means the shares of the Fund.
“Sub-Adviser” means Relative Sentiment Technologies, LLC.
“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.
“Trust” means the EA Series Trust (formerly known as Alpha Architect ETF Trust), a Delaware statutory trust.
TRUST AND FUND OVERVIEW
The Trust is a Delaware statutory trust formed on October 11, 2013. The Trust is an open-end management investment company registered under the Investment Company Act. The investment objective of the Fund is to seek long-term capital appreciation. The offering of the Shares is registered under the 1933 Act.
This SAI relates only to the following Fund: Relative Sentiment Tactical Allocation ETF.
The Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount not greater than 5% of its total assets in any one issuer or may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security.
However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares together with the deposit of a specified cash payment, or, in certain limited circumstances, for an all cash payment. Shares of the Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units. Shares will not be issued or redeemed except in Creation Units.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
EXCHANGE LISTING AND TRADING
Shares of the Fund are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.
The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website https://relativesentimentetfs.com/. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.
INVESTMENT POLICIES AND RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
The investment policies enumerated in this section may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding voting securities, except as noted below:
1.The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2.The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3.The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4.The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5.The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
6.The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7.The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
The following notations are not considered to be part of the Fund’s fundamental investment limitation and are subject to change without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder, as described below.
With respect to the fundamental investment limitation relating to borrowing set forth in (1) above, pursuant to Section 18(f)(1) of the Investment Company Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.
With respect to the fundamental investment restriction regarding real estate set forth in (4) above, the Fund will not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments. Although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.
With respect to the fundamental investment limitation relating to lending set forth in (6) above, this means that the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The fundamental investment limitation relating to lending restricts, but does not prevent entirely, the Fund’s (i) lending of portfolio securities, (ii) purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) use of repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of the Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.
For purposes of applying the limitation set forth in the concentration policy, the Fund, with respect to its equity holdings, may use the FactSet Revere Business Industry Classification System, Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser and/or the Sub-Adviser) to identify each industry. Securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry, except that the Fund will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity in order to determine the industry to which the investments should be allocated when determining the Fund’s compliance with its concentration policies.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
The investment objective, principal strategies of, and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the Fund may be changed without shareholder approval.
Cryptocurrency Risk
The Fund may invest in exchange-traded products (“Underlying Funds”) that, in turn, invest directly in cryptocurrencies, such as bitcoin, via physical cryptocurrency coins or invest indirectly in cryptocurrencies, such as bitcoin, via bitcoin futures. For example, an Underlying Fund that invests directly may purchase physical bitcoin, which is a physical “coin” with actual bitcoin loaded onto the coin. In contrast, an Underlying Fund that invests indirectly may purchase bitcoin futures contracts, which are agreements between two parties that are executed on a commodity futures exchange, and that are cleared and margined through a clearing house. Bitcoin Futures are financially settled, which means that one party agrees to buy bitcoin from another party at a later date at a price and quantity agreed upon when the contract is made, but instead of taking physical delivery of bitcoin at the later date, settlement occurs in a dollar amount that is equivalent to the amount of bitcoin previously agreed upon. The contractual obligations of a Bitcoin Futures buyer or seller may generally be satisfied by financial settlement or by making an offsetting sale or purchase of an identical futures contract before the designated date of delivery. The Fund does not invest directly in bitcoin or other digital assets, or maintain direct exposure to “spot” bitcoin.
Cryptocurrencies are highly volatile and their markets are sensitive to new developments, and since volumes are still maturing, any significant changes in market sentiment (by way of sensationalism in the media or otherwise) can induce large swings in volume and subsequent price changes. Such volatility can adversely affect an Underlying Fund’s NAV and, in turn, the Fund’s NAV.
As an alternative to fiat currencies that are backed by governments, cryptocurrencies are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of cryptocurrency either globally or locally. Large-scale purchases or sales of one or more cryptocurrencies could result in movements in the price of cryptocurrencies and could negatively or positively impact the value of the Fund’s investments. Because cryptocurrencies are not backed by a government, they are not subject to the protections that apply to other currencies. For instance, no government can be expected to bolster the value of a cryptocurrency in case of a crash in its value.
To the extent that future regulatory actions or policies limit or enhance the ability to exchange cryptocurrencies or utilize them for payments, the demand for cryptocurrencies may be reduced or increased. Furthermore, regulatory actions may limit the ability of end-users to convert cryptocurrencies into fiat currency (e.g., U.S. Dollars) or use cryptocurrencies to pay for goods and services. Cryptocurrencies currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China and Russia. Some foreign jurisdictions have banned cryptocurrencies as a means of payment. Most regulatory bodies have not yet issued official statements regarding intention to regulate or determinations on regulation of cryptocurrencies, industry participants, and users. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the cryptocurrency networks and their users, particularly cryptocurrencies exchanges and service providers that fall within such jurisdictions’ regulatory scope. Those laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of cryptocurrency by users, merchants and service providers outside of the United States and may therefore impede the growth of the cryptocurrency economy. The effect of any future regulatory change on cryptocurrency is impossible to predict, but the changes could be substantial and adverse to value of the Fund’s investments. Current and future legislation, governmental and regulatory rulemaking and other regulatory developments may affect how cryptocurrencies are classified (e.g., as a security, property, commodity, currency, etc.) and regulated.
The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies or cryptocurrencies other than those held by a particular Underlying Fund.
Bitcoin Risk. Bitcoin is a digital asset also referred to as a crypto asset. Bitcoin, as a digital asset, is a unit of account on the “bitcoin network,” an open-source, decentralized peer-to-peer computer network, which is also known as the “Bitcoin Blockchain.” Bitcoin may be held as an investment, may be used to purchase goods and services, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the bitcoin network and the value of bitcoin is not backed by any government, corporation or other central body. Instead, the value of bitcoin is determined by supply and demand in markets created to facilitate trading and transactions in bitcoin. Because the source code for the bitcoin network is open-source, anyone can contribute to its development. Ownership and transaction records for bitcoin are protected by information technology known as cryptography, which is designed to protect the digital assets and only permits transactions to take place if certain conditions are satisfied. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt, and the private key is used to decrypt.
Transactions in bitcoin that occur on the network are also encrypted, which is designed to prevent anyone from creating counterfeit assets or from spending more money than is in their account. The ultimate supply of bitcoin is finite and currently limited to 21 million “coins.” The amount of bitcoin currently available continues to increase as new bitcoin supplies will be mined until the 21 million current protocol cap is reached. The bitcoin network is operated by a decentralized group of participants who run computer software that validates and records transactions in bitcoin (“miners”), developers who propose changes and improvements to this software, and users who use the software. Periodically, the software used by the bitcoin network is modified, which can result in different versions of bitcoin (“forks”).
Bitcoin & Cryptocurrency Futures Risks
An Underlying Fund that invests in Bitcoin (or other cryptocurrency) futures (collectively, “Bitcoin Futures”) is exposed to all of the following risks. To the extent the Fund invests in an Underlying Fund that invests in Bitcoin Futures, the Fund is also exposed to all of the following risks:
•Bitcoin and Bitcoin Futures are relatively new asset classes and bitcoin is subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in an Underlying Fund, and may adversely affect the ability of the Underlying Fund to buy and sell Bitcoin Futures or achieve its investment objective.
•Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin.
•The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid.
•In some cases, the near month bitcoin futures contract’s price can be lower than later expiring contracts’ prices (a situation known as “contango” in the futures markets). In the event of a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, this could have a significant negative impact on the Underlying Fund’s NAV and total return, and the Fund could incur a partial or total loss of the Fund’s investment in the Underlying Fund.
•Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that will limit an Underlying Fund’s ability to invest the proceeds of baskets in Bitcoin Futures. Position limits, accountability limits and dynamic price fluctuation limits may cause tracking error or may impair an Underlying Fund’s ability to meet its investment objective. Bitcoin Futures also are subject to relatively high initial margin requirements that may limit the Underlying Fund’s ability to achieve its desired investment exposure and may require the Underlying Fund to liquidate its position when it otherwise would not do so.
•When a Bitcoin Futures contract is nearing expiration, an Underlying Fund will generally sell it and use the proceeds to buy a Bitcoin Futures contract with a later expiration date. This is commonly referred to as “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of an Underlying Fund, and, in turn, the Fund.
Bitcoin and the Bitcoin Network Risks
An Underlying Fund that invests Bitcoin Futures is also exposed to all of the following risks. To the extent the Fund invests in an Underlying Fund that invests in Bitcoin Futures, the Fund is also exposed to all of the following risks:
•Bitcoin and other cryptocurrencies are a new and developing asset class subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Underlying Fund, or the ability of an Underlying Fund to continue to implement its investment strategy.
•Digital assets such as bitcoin were introduced only within the past decade, and the medium-to-long term value of the Shares is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.
•The value of the Shares depends on the development and acceptance of the Bitcoin network. The slowing or stopping of the development or acceptance of the Bitcoin network may adversely affect an investment in an Underlying Fund, and, in turn, the Fund.
•New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Futures, and thus a negative impact on the performance of an Underlying Fund, and, in turn, the Fund.

•If one or a coordinated group of miners were to gain control of more than 50% of the Bitcoin network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.
•There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Such bitcoin sales may adversely affect the price of bitcoin and Bitcoin Futures, and, in turn, the Fund.
•Unlike the exchanges for more traditional assets, like equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin, and in turn, investors in Bitcoin Futures, may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
•The open-source nature of the Bitcoin network may result in “forks,” or changes to the underlying code of bitcoin that result in the creation of new, separate digital assets. A fork may result in significant and unexpected declines in the value of bitcoin, Bitcoin Futures, and an Underlying Fund, and, in turn, the Fund.
Securities Lending
The Fund may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.
To the extent the Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).
The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.
The Adviser will retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Preferred Stocks
The Fund may invest in exchange-listed preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Cash Items
The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if immediately after the acquisition, such securities would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such liquidity determinations it primarily takes into account the average daily volume of trades. In addition, it may take into account a number of other factors in reaching liquidity decisions, including but not limited to: (1) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (2) the willingness of dealers to undertake to make a market in the security; and (3) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In connection with the implementation of the SEC’s liquidity risk management rule and the liquidity risk management program of the Trust applicable to the Fund, the term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.
Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act, SEC rules thereunder and exemptions thereto. The market price for ETF shares may be higher or lower than, respectively, the ETF’s NAV. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, investments by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF.
The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the Investment Company Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may invest in the securities of other investment companies beyond these limits if, for example, the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder or Rule 12d1-4. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC or rule promulgated under the Act.
Commodities Risk
Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject an ETP’s investments to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an ETP in varying ways, and different factors may cause the value and the volatility of an ETP to move in inconsistent directions at inconsistent rates.

Risk of Investing in Gold. Certain of the ETPs may focus their investments in gold. Investments related to gold are considered speculative and are affected by a variety of factors. The price of gold may fluctuate substantially over short periods of time so an ETP’s share price may be more volatile than other types of investments. Fluctuation in the prices of gold may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect an ETP’s returns. A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of gold by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and price of gold. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. Economic, social and political conditions in those countries that are the largest producers of gold may have a direct negative effect on the production and marketing of gold and silver and on sales of central bank gold holdings. The price of gold also can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes expectations regarding inflation in various countries and investment speculation.
Risk of Investing in Natural Resources Companies. Certain of the ETPs may be sensitive to, and their performance may depend to a greater extent on, the overall condition of natural resources companies. Investments in natural resources and natural resources companies, which include companies engaged in agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, often rapid changes in the supply and demand for natural resources and other factors. An ETP’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect an ETP’s portfolio companies.
Risk of Investing in MLPs. MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose an ETP to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members, (v) dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks, as described below. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The amount of cash that each individual

MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Some MLPs may be treated as “passive foreign investment companies” or “controlled foreign corporations” corporations for U.S. federal income tax purposes. The manner and extent of an ETP’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code (which would increase the risk of tracking error), and any such investments by the ETP may adversely affect the ability of the ETP to so qualify. If any of the MLPs owned by an ETP were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the ETP.
Derivative Instruments Risk
When the Fund enters into options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in expected future volatility, interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested. When the Fund invests in options, futures, and other forms of financial derivatives, the Fund will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including Rule 18f-4 under the 1940 Act.
When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire may offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.
The Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Fund will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, expected future volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:
•current and anticipated short-term interest rates, changes in expected future volatility of the underlying instrument, and the time remaining until expiration of the contract;
•a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
•differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they may be more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments, if any, changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, in some cases, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out a position. In an illiquid market, the Fund may:
•have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•have to purchase or sell the instrument underlying the contract;
•not be able to hedge its investments; and
•not be able to realize profits or limit its losses.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:
•an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•the facilities of the exchange may not be adequate to handle current trading volume;
•equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•investors may lose interest in a particular derivative or category of derivatives.
If the Fund incorrectly predicts securities market, expected future volatility or interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price rose instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the expectation that the price of the underlying security would rise, but the price fell instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•actual and anticipated changes in interest rates;
•fiscal and monetary policies; and
•national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
Rule 18f-4 under the Investment Company Act (“Rule 18f-4”) imposes requirements and restrictions on the Fund’s use of derivatives. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as to-be-announced transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Portfolio.
Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on the Fund as senior securities within the meaning of Section 18 of the 1940 Act. As a result, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of Rule 18f-4. Rule 18f-4 establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under Rule 18f-4 if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the Absolute VaR Test. The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets. In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Portfolio’s derivatives activities.
Options. The Fund may purchase and sell/write call and put options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.
The Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A written call option creates a potential obligation to sell the underlying security. In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security. A written put option creates a potential obligation to buy the underlying security. In order to make sure that this obligation can be met, the Fund could (i) sell short the underlying security at the same or higher price than the strike price of the written put option; (ii) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (iii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If the Fund is unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
FLEX Options
The Fund may invest directly or indirectly through other investment companies in FLEX Options. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets and indices referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.
The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk.
Tail Risk Strategies
The Fund may invest directly or indirectly through other investment companies in actively-managed tail risk strategies that utilize options to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event (also known as a tail risk event) when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility. Such strategies are expected to use options or a combination of options on a broad-based equity index or other index or reference asset to gain exposure to the reference asset and to produce returns from a market dislocation event. The Fund may invest in other investment companies that utilize such a strategy and are also advised by the Adviser.
Portfolio Turnover
The following table shows information on the Fund’s portfolio turnover rates comparing the two most recent fiscal years.

	Fiscal Year Ended March 31,
	2025	2024
Relative Sentiment Tactical Allocation ETF	247%	192%
Cybersecurity Risk
The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.
MANAGEMENT OF THE FUND
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, Pennsylvania 19083.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	85	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	85	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	85	None
Interested Trustee and Officer*
Wesley R. Gray, Ph.D. Born: 1980	Trustee, Chairman of the Board, and President	Indefinite term; Trustee and Chairman of the Board (since 2014); President (since 2025)	Founder and Executive Managing Member, EA Advisers (2013–present); Chief Executive Officer, EA Advisers (2024–present); Founder, Chief Executive Officer, and Chief Investment Officer, Alpha Architect, LLC (2014–present); Chief Compliance Officer, Alpha Architect (2023–present).	85	None
** Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Michael D. Barolsky Born: 1981	Vice President and Secretary	Since 2025; President (2024 – 2025)	Chief Legal Officer, EA Advisers (December 2024–present); Chief Executive Officer, EA Advisers (June 2024–December 2024); Senior Vice President, U.S. Bank Global Fund Services (2019–2024).
Joshua J. Hinderliter Born: 1983	Vice President	Since 2025	General Counsel, EA Advisers (2025-present); Vice President, U.S. Bancorp Fund Services, LLC (2024-2025); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2022-2024); Managing Associate, Thompson Hine LLP (2016–2022).
Sean R. Hegarty, CPA Born: 1993	Treasurer	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President, U.S. Bank Global Fund Services (2018–2022).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021–2023); Chief Compliance Officer, Snow Capital (2015–2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Technology Officer, EA Advisers (2023–present); Assistant Operating Officer, EA Advisers (2022–2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019–2022).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Since 2024	Assistant Operating Officer, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2020–2023); Assistant Vice President, U.S. Bank Global Fund Services (2016–2020).
Trustee Qualifications
Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated, Dr. Dorn holds an academic position in the area of finance. Dr. Pagano holds an academic position in the area of finance. Dr. Gray is the Founder and Executive Managing Member of the Adviser and Empirical Finance, LLC d/b/a Alpha Architect. Mr. Oguh is a financial technology entrepreneur, business executive and former mutual fund / ETF analyst.
Board Structure
Dr. Gray is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel. Dr. Gray also serves as President of the Trust.
The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form more than a majority of the Board and can request presentations and agenda topics at Board meetings.
The Board intends to hold four regularly scheduled meetings each year, at least two of which shall be in person (or during the current Covid pandemic, virtually, via video conference). The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted).
The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.
The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors each of the Adviser’s and Sub-Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, the Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.
Dr. Pagano serves as the Audit Committee Chairman. The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. For the fiscal year ended March 31, 2025, the Audit Committee met seven times.
The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the

Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended March 31, 2025, the Nominating Committee did not meet as there were no Board vacancies.
Compensation of Trustees
The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.
The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.
Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust has no pension or retirement plan.
The table shows the compensation paid to Trustees for the fiscal year ended March 31, 2025 by the Fund Complex.*

	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Emeka O. Oguh	$135,333	$0	$135,333
Daniel Dorn	$149,583	$0	$149,583
Michael S. Pagano**	$149,583	$0	$149,583
Interested Trustee
Wesley R. Gray***	$0	$0	$0
* The Adviser, and not the Fund, is responsible for compensating the Trustees.
** Dr. Pagano receives additional compensation in his role as Audit Committee Chair.
*** Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Equity Ownership of Trustees
The following table sets forth the name and dollar range of equity securities of the Fund owned by Trustees as of December 31, 2024.

	Dollar Range of Equity Securities Owned
	MOOD ETF	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
Emeka O. Oguh	$0	$1-$10,000
Daniel Dorn	$0	Over $100,000
Michael S. Pagano	$0	Over $100,000
Interested Trustee
Wesley R. Gray	$10,001-$50,000	Over $100,000
As of December 31, 2024, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, investment sub-adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, investment sub-adviser, or principal underwriter of the Trust.
Codes of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, each of the Adviser and Sub-Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings (“IPOs”). Copies of the Codes of Ethics are on file with the SEC, and are available to the public.
Under the Adviser’s Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Fund. However, the trading of such investments are subject to blackout periods. Copies of the Codes of Ethics are on file with the SEC, and are available to the public. While the Codes of Ethics are reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Under its Code of Ethics, the personnel of the Sub-Adviser are permitted to invest in the same securities as held by the Fund. However, the trading of such investments is subject to blackout periods. While the Code of Ethics is reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Proxy Voting
The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.
The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 330-4476. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov and on the Fund’s website at https://relativesentimentetfs.com/.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control. A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund.
As a controlling shareholder, the shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The following table sets forth the name, address, and percentage of ownership of a person who is known by the Trust to be either a control person or principal shareholder of the Fund as of July 1, 2025:

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	75.23%	N/A	N/A	Record
Interactive Brokers, LLC Pickwick Plaza Greenwich, CT 06830	15.53%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	6.84%	N/A	N/A	Record
Management ownership
As of July 1, 2025, the Trustees and officers of the Trust, as a group, owned of record and beneficially approximately 1% of the outstanding shares of the Fund.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Investment Advisory Agreement
Under investment advisory agreements between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Advisory Fee
Relative Sentiment Tactical Allocation ETF	0.65%
The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.
The Adviser manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies and limitations of the Fund, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a limited liability company organized under the laws of Pennsylvania. The address of the Adviser is 19 East Eagle Road, Havertown, Pennsylvania 19083. The Adviser is wholly-owned by Alpha Architect, LLC. The Adviser was founded in October 2013 and provides investment advisory services to the Fund, other exchange-traded funds, and Alpha Architect, LLC, its parent company.

The following table summarizes the affiliated persons of the Fund who are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Wesley R. Gray, PhD	Trustee, Chairman of the Board, and President	Executive Managing Member and Chief Executive Officer
Michael D. Barolsky	Vice President and Secretary	Chief Legal Officer
Joshua J. Hinderliter	Vice President	General Counsel
Sean Hegarty	Treasurer	Chief Operating Officer
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
Brian P. Massaro	Assistant Treasurer	Chief Technology Officer
Elizabeth Winske	Assistant Treasurer	Assistant Operating Officer
Wm. Joshua Russell	Portfolio Manager	Portfolio Manager
Richard Shaner	Portfolio Manager	Portfolio Manager
Under the Advisory Agreement, the Adviser bears all of the costs of the Fund, except for the advisory fee, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Advisory Agreement with respect to the Fund will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
For the fiscal period/years indicated below, the Fund paid the following management fees to the Adviser:

Fiscal Period/ Year	Advisory Fees
Fiscal year ended March 31, 2025	$115,397
Fiscal year ended March 31, 2024	$76,392
Fiscal period May 19, 2022* through March 31, 2023	$27,987
*Commencement of Fund operations.
Investment Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Relative Sentiment Technologies, LLC, The Views #3, Palmas Del Mar, Humacao, Puerto Rico, 00791 to serve as sub-adviser for the Fund. Subject to the supervision and oversight of the Adviser and the Board, and pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser using a proprietary approach, generates portfolio weights for the Fund, which is then provided to the Adviser.
For the services it provides to the Fund, the Sub-Adviser is entitled to receive a management fee, which is calculated daily and payable monthly, at an annual rate based on the Fund’s average daily net assets multiplied by the sub-advisory fee of 0.33%. The payment of a management fee by the Adviser to the Sub-Adviser is subject to the terms of the Fund sponsorship agreement described below.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or virtually if then-permitted) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by vote of a majority of the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, or by the Adviser, upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH SUB- ADVISER
Dr. Raymond Micaletti	Portfolio Manager	Co-Founder, CEO
Wesley R. Gray, PhD	Trustee, Chairman of the Board, and President	Shareholder
The table below shows the maximum total sub-advisory fees in dollars at the sub-advisory fee rate for the fiscal period/years ended March 31:

Fiscal Period/ Years	Sub-Advisory Fees
Fiscal year ended March 31, 2025	$58,472
Fiscal year ended March 31, 2024	$38,784
Fiscal period May 19, 2022* through March 31, 2023	$0
*Commencement of Fund operations.
All sub-advisory fees are paid by the Adviser. The actual sub-advisory fees paid to a fund sponsor/sub-adviser will vary based on each sponsor’s economic arrangement and net revenue generated by the Fund’s unitary management fee. On a monthly basis, if covered Fund expenses exceed the unitary fee, the Sub-Adviser will pay any such covered expenses that are not otherwise paid under the unitary fee. This means that, in any given month, the Sub-Adviser may not receive its entire sub-advisory fee, or it may waive receipt of the sub-advisory fee. If the unitary fee amount exceeds the Fund’s covered expenses, including advisory fees to be paid to the Adviser, and sub-advisory fees paid to the Sub-Adviser, the Sub-Adviser will participate in the profits generated by the management and operation of the Fund. Please refer to the “Sponsor” section below.
Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser, under which the Sub-Adviser assumes the Adviser’s obligation to pay some of the Fund’s expenses, including its own sub-advisory fee. Although the Sub-Adviser has agreed to be responsible for paying some of the Fund’s expenses, the Adviser retains the ultimate obligation to the Fund to pay them. The Sub-Adviser will also provide marketing support for the Fund, including preparing marketing materials related to the Fund. For these services and payments, the Sub-Adviser is entitled to share in the potential profits generated by the management and operation of the Fund.
Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian of the Fund’s assets. The Custodian has agreed to: (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments and (3) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator” or “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator and Fund Accountant to the Fund. The Administrator provides the Fund with all required general administrative services, including, without limitation, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent of the Fund’s assets. The Transfer Agent has agreed to: (1) issue and redeem shares of the Fund in Creation Units, (2) make dividend and other distributions to shareholders of the Fund, (3) maintain shareholder accounts and (4) make periodic reports to the Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees which are accrued daily and paid monthly by the Adviser from its fees.
For the fiscal period/years indicated below, the Adviser paid the following fees to the Administrator:

Fiscal Period/ Years	Aggregate Servicing Fees Paid to Administrator
Fiscal year ended March 31, 2025	$4,763
Fiscal year ended March 31, 2024	$5,141
Fiscal period May 19, 2022* through March 31, 2023	$3,483
*Commencement of Fund operations.
Securities Lending Agent
U.S. Bank National Association is the Fund’s securities lending agent. The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund during the fiscal year ended March 31, 2025 are set forth in the following table.

Securities Lending
Gross Income	Revenue Split*	Cash Management Fees**	Administrative Fees***	Rebates (Paid to Borrower)	Aggregate fees/compensation	Net Income
$68,782	$(3,044)	$(1,986)	$0	$(51,578)	$(56,608)	$12,174
*Any share of revenue generated by the securities lending program paid to the securities lending agent(s).
**Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split.
***Administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split.
PORTFOLIO MANAGERS
The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of March 31, 2025:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Dr. Raymond Micaletti
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Wm. Joshua Russell and Richard Shaner
Registered Investment Companies	10	$1,769	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	165	$780	0	$0
The following table provides the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of March 31, 2025.

Dollar Range of Equity Securities Owned
Dr. Raymond Micaletti	$50,001 - $100,000
Richard Shaner	None
Wm. Joshua Russell	None
Potential Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.
Adviser – Portfolio Managers
The portfolio managers do not currently manage any other client accounts using the same investment strategy as that of the Fund. Further, the Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.
Sub-Adviser – Portfolio Manager
Dr. Raymond Micaletti does not currently manage any other client accounts. Further, the Sub-Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.
Compensation
Adviser – Portfolio Managers
Messrs. Russell and Shaner’s compensation is comprised of both fixed and variable components – the variable component is a potential bonus that is dependent upon the overall profitability of the Adviser’s parent company.
Sub-Adviser – Portfolio Manager
Dr. Micaletti does not currently draw a salary nor is he entitled to bonus payments from the Sub-Adviser. Rather, his compensation is derived from his ownership interest of the Sub-Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage Transactions
Depending on prevailing market conditions, portfolio changes will generally be implemented through in-kind transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units or, in certain limited circumstances, through cash-only transactions for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses. In connection with the cash component (or with an all-cash transaction), the Adviser will execute brokerage transactions for the Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.
For the fiscal period/years indicated below, the Fund paid the following amounts in brokerage commissions:

Fiscal Period/ Years	Brokerage Commissions
Fiscal year ended March 31, 2025	$22,605[2]
Fiscal year ended March 31, 2024	$14,493[2]
Fiscal period from May 19, 2022[1] to March 31, 2023	$4,293
1Commencement of Fund operations.
2The brokerage commissions paid by the Fund for the fiscal year materially increased from the previous fiscal year due to asset growth.
Brokerage Selection
The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.
Brokerage with Fund Affiliates
Although not expected, the Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. For the fiscal year ended March 31, 2025, the Fund did not execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Fund may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended March 31, 2025, the Fund did not hold any securities of “regular broker dealers” to report.
THE DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Fund.
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
The Board has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, the Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by any Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis. If fees were charged under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.
ACCOUNTING AND LEGAL SERVICE PROVIDERS
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
Legal Counsel
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.

ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on October 11, 2013 and has authorized capital of an unlimited number of Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of multiple series, including each Fund discussed in this SAI (“each Fund”). The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of electing Trustees, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of each Fund.
The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of such Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the applicable Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.
If the applicable Fund does not grow to a size to permit it to be economically viable, s Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”
DTC acts as securities depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant, directly or through one or more intermediaries, as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or Cede & Co., as the registered holder of all Shares. DTC or Cede & Co., upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions, though there can be no guarantee that such services would be available at a comparable cost.
Transactions In Creation Units
Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund will issue fractional Creation Units, except in conjunction with a merger or reorganization or for the receipt of securities in-kind at the commencement of the Fund’s operations.
The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or the Trust and make a corresponding change in the number of Shares in a Creation Unit.
To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be a member or participant of a clearing agency registered with the SEC and have a written agreement (a “Participant Agreement”) with the applicable Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units.
Transactions by an Authorized Participant that is a participant in the Continuous Net Settlement System (“Clearing Process”) of the NSCC using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a participant in DTC with access to the DTC system (“DTC Participant”) using the DTC system are referred to as transactions “outside the Clearing Process.”
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Purchasing Creation Units
Shares may be purchased only in Creation Units at their NAV next determined after receipt of a purchase request in proper form by the applicable Fund through the Distributor and only on a Business Day.
Fund Deposit. The consideration for a Creation Unit of a Fund is the “Fund Deposit”. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component (computed as described below), or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the applicable Fund. The standard Fund Deposit with respect to each Fund can be found in the table at the end of this section (the “Order Information Table”).
The Cash Component will typically include an amount reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket (“Balancing Amount”). If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the applicable Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security (or contracts of each option) in the In-Kind Creation Basket to be included in the current Fund Deposit for the applicable Fund (based on information about such Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day the estimated Cash Component or Cash Value per Creation Unit based on the previous Business Day.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the applicable Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the applicable Fund, and such Fund’s determination shall be final and binding. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Cash in lieu. Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. Each Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. Each Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act.
In all cases, cash and securities should be transferred to the applicable Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date (as defined below). The Settlement Date may be extended if deemed to be in the best interests of the applicable Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The

Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for a Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents.
Orders Using the Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day that the next NAV of the applicable Fund is calculated (the “Transmittal Date”) if (i) such order is received by the Distributor by the applicable cut-off time (see the Order Information Table below) and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.
Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date (unless extended as described herein). The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee (see Transaction Fees below and the Order Information Table below), must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein). The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein). The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein).
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the by the applicable cut-off time (see Purchase and Redemption Cut-Off Times below and the Order Information Table below) and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time (unless extended as described herein) and the Cash Component and applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Generally, the delivery of Creation Units so created will generally occur no later than the Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended if deemed to be in the best interests of the applicable Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to the applicable Fund for any losses resulting therefrom.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the applicable Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the applicable Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to the applicable Fund, immediately available or same day funds in U.S. dollars estimated by the applicable Fund to be sufficient to pay the Cash Component and Transaction Fee.

While, as stated above, Creation Units are generally delivered the Business Day following the day on which the order is deemed received by the Distributor, except the applicable Fund may settle Creation Unit transactions on a basis other than the one described above to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (iv) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor, and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its or the Trust’s rejection of the order. Each Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit. Once a Fund has accepted a creation order, upon next determination of the applicable Fund’s NAV, such Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until the applicable Fund obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee .
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to the applicable Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and such Fund will issue and cause the delivery of the Creation Unit.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either (i) such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or (ii) a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the applicable Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees as described below. A cash purchase may cause a Fund to incur certain costs that it would not have had the purchase been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by such Fund. To the extent that these costs are not offset by the Transaction Fees the applicable Fund’s NAV will be negatively impacted.
Redeeming Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by each Fund through the Distributor and only on a Business Day.
Fund Redemptions. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount (computed as described below), or the Cash Value, in all instances equal to the value of a Creation Unit.
There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, each Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to each Fund.
The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.
In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely for the Cash Value if permitted or required by each Fund in its sole discretion. Such redemptions for each Fund may be subject to a variable charge, as explained below. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.
From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for each Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by each Fund, and each Fund’s determination shall be final and binding.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of each Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Cash in lieu. Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. Each Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. Each Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act.
Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.
An Authorized Participant submitting a redemption order is deemed to represent to each Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned, or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement, or such other arrangement which would preclude the delivery of such Shares to the applicable Fund. Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the applicable Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the applicable Fund.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Standard Cut-Off Time, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of each Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Standard Cut-Off Time will be deemed received on the Transmittal Date and will be effected at the NAV determined on such Transmittal Date. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the applicable Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Standard Cut-Off Time; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date (unless extended as described herein) and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date (unless extended as described herein); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to each Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the applicable Fund’s accounts at the applicable local sub-custodian(s).
The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the applicable Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the applicable Fund are not delivered by the DTC Cut-Off-Time, as described below, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Transmittal Date provided that the Shares of the applicable

Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described below).
The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Delivery of Redemption Basket. Once the applicable Fund has accepted a redemption order, upon next determination of that Fund’s NAV, that Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the applicable Fund, at that Fund’s sole discretion, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees, if applicable. Cash redemptions may cause the applicable Fund to incur certain costs that it would not have had had the redemption been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the applicable Fund, including taxable gains or losses it might not have incurred if the redemption had been in-kind. To the extent that these costs are not offset by the Transaction Fees of the applicable Fund’s NAV will be negatively impacted.
Purchase and Redemption Cut-Off Times
All orders and redemptions involving cash in lieu are considered to be “custom.” All other orders and redemptions are considered “standard.” Order cut-off times for standard and custom orders are as show in the Order Information Table below. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time (whether standard or custom) is expected to be similarly earlier than normal.
If indicated in the Order Information Table below, orders to purchase Shares directly from the indicated Fund(s) on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Participant Agreement and/or applicable order form. Such order window is referred to as a “T-1” order window. For such Future Dated Trades, the Transmittal Date will be the Business Day following the date that the order is submitted. For example, to place an order for such a Fund to receive the NAV of the Fund calculated on a Wednesday, the order would need to be submitted as a Future Dated Trade between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the preceding Tuesday.

Transaction Fees
Authorized Participants may be required to pay a Transaction Fee as set forth in the Order Information Table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions.
The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the applicable Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the Order Information Table below, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the applicable Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Fees associated with the order or another party, such as the Adviser, has agreed to pay such fee. The Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
The Fund may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in the applicable Fund’s portfolio and may be adjusted periodically if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.
Order Information Table

Fund	Ticker	Standard Order Cut-Off Time	Custom Order Cut-Off Time	Standard Transaction Fee	Standard Fund Deposit
Relative Sentiment Tactical Allocation ETF	MOOD	4:00 p.m. ET	3:00 p.m. ET	$300	In-Kind
DETERMINATION OF NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents using current exchange rates deemed appropriate for the Fund, which approximates fair value.

If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
Subject to its oversight, the Board has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.
Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.
TAXES
The following is a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Code and applicable U.S. Treasury Regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes Shares are held by U.S. shareholders and that such Shares are held as capital assets.
A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. investor” is a beneficial owner of Shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership holding the Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.
The description below is for general information only and is not tax advice. All investors should consult their own tax advisors as to the U.S. federal, state, local and foreign tax provisions applicable to them.
Taxation of the Fund
The Fund is treated as a separate corporation for U.S. federal income tax purposes. Losses in the Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.
The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
To qualify for treatment as a RIC, the Fund must satisfy the following requirements:
•Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”). See “Tax Treatment of Portfolio Transactions – Investments in Partnerships and QPTPs” below.
•Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (i) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (ii) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
If the Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.
Similarly, if the Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure failure if: (i) it files with the U.S. Treasury Department a description of each asset that caused it to fail the Asset Diversification Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the Fund equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of Asset Diversification Test failure by the assets that caused the Fund to fail the Asset Diversification Test.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for U.S. federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular U.S. federal corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.
Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gain” below. For Non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest Related Dividends” below.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
At March 31, 2025, the Fund had accumulated short-term and long-term capital loss carryforwards in the amounts provided in the table below. These amounts do not expire.

	Unlimited Short-Term	Unlimited Long-Term
Relative Sentiment Tactical Allocation ETF	$(539,601)	$–
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of Capital Gain” below). A “qualified late year loss” includes:
(i)any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest U.S. federal corporate tax rate (currently 21%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
U.S. Federal Excise Tax. To avoid a 4% non-deductible U.S. federal excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.

Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for U.S. federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay the U.S. federal excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Taxation of Fund Distributions
This section applies to U.S. shareholders.
The Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”
Distributions of Capital Gain. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares; any excess will be treated as gain from the sale of its Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% U.S. federal Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (i) the shareholder’s net investment income or (ii) the amount by which the shareholder’s modified adjusted gross income exceeds certain thresholds based on filing status. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share that recognize “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisor concerning the consequences of investing in the Fund.
Sales and Redemption of Shares
This section applies to U.S. shareholders.
Sales and redemptions (including redemptions in kind) of Shares are taxable transactions for U.S. federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might not be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it would had it redeemed Creation Units in-kind.
Tax Basis Information. The Fund is required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
The Fund has selected the highest cost method to calculate cost basis information. Highest cost is a tax lot identification method that selects the Shares with the highest price for sale. It is specifically designed to limit gains. Under the highest cost method, the shareholder’s tax lot with the highest cost basis is sold first so as to minimize gains or maximize losses, depending on market movement since the purchase date.
The highest cost method does not consider the length of time you held your Shares. If your Shares consist of several tax lots and they consist of both long- and short-term holdings, highest cost may deliver the lowest gains but not the lowest tax rate, due to the difference between short- and long-term capital gains tax rates.
When selling at a loss, highest cost also fails to distinguish between two positions that may be similar in cost where one is a long-term holding and the other is a short-term holding. You may want to consult a tax advisor as to whether or not the use of the short-term holding is better for your particular situation. Should the market price of the security rise over time, holding the long-term tax lot will mean you will be taxed at long-term capital gains rates, should you sell those securities for a profit. Highest cost is generally an attractive methodology for short-term holdings, except when the market has risen dramatically.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable Transactions. Under U.S. Treasury Regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of certain threshold amounts, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.
If you invest in the Fund through an IRA or other retirement plan, you should consult with your own tax advisor on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses.
Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.
PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. The designation of a foreign security as a PFIC security will cause its income dividends to not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a qualified publicly traded partnership (“QPTP”) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (i) the interests in which are traded on an established securities market, (ii) that is treated as a partnership for U.S. federal income tax purposes, and (iii) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for qualified dividend income nor the dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the security. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in ETFs. To the extent the Fund invests in ETFs, the Fund generally intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the “Income Requirement” (as defined above under the heading “Taxes”). However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Requirement. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described above.
Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Options, Futures and Forward Contracts, Straddles, and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% U.S. federal excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few U.S. Treasury Regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which generally would be taxed as ordinary income when distributed to shareholders.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
The key features of the straddle rules are as follows:
•The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.
•The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.
•Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.
•The Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible but must be capitalized (added to cost basis).
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the Income Requirement and Asset Diversification Test applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the

Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.
Short Sales. The Fund may engage in short sales of securities. In general, gain or loss on a short sale is recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by the Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by the Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. The Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Constructive Sales. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
Investments in REITs and REMICs. The Fund may invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
As discussed above, the Fund or some of the REITs in which the Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Generally, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. Excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC earning excess inclusion income, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. corporate federal income tax rate. It is not expected that a substantial portion of the Fund’s assets will be residual interests in REMICs. Additionally, the Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Investments in Commodities. The Fund may invest in physical commodities, exchange-traded commodities (“ETCs”), ETFs that are not taxable as RICs under the Code that in turn invest in commodities, or other direct or indirect exposure to commodities. The income the Fund receives from such commodity-related investments will generally not be qualifying income for purposes of the Fund satisfying the Income Requirement (as defined above under the heading “Taxes”). The Fund anticipates monitoring such commodity-related investments so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement. However, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described above.
Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must satisfy the Income Requirement. On May 1, 2017, the IRS published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of the Income Requirement. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the IRS. If, as a result of any adverse future legislation, Treasury Regulations, and/or guidance issued by the IRS, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to U.S. federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.
Backup Withholding
By law, the Fund may be required to backup withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must backup withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
This section applies to Non-U.S. investors.
Non-U.S. investors may be subject to U.S. federal withholding and estate tax and are subject to special U.S. federal tax certification requirements. Non-U.S. investors should consult their own tax advisors about the applicability of U.S. federal tax withholding and the use of the appropriate forms to certify their status.
In General. The United States imposes a flat 30% federal withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. federal withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax.
Short-Term Capital Gain Dividends and Interest-Related Dividends. Short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), generally are not subject to U.S. federal withholding tax. Similarly, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources generally are not subject to U.S. federal withholding tax. “Qualified interest income” includes, in general, U.S. source (i) bank deposit interest,

(ii) short-term original discount, (iii) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (iv) any interest-related dividend from another RIC. The Fund reserves the right to not report amounts of short-term capital gain dividends or interest-related dividends. Additionally, the Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to Non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. federal withholding tax. Non-U.S. investors may be subject to U.S. federal withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. investor, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or corporations and require the filing of a nonresident U.S. federal income tax returns.
Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. federal tax on disposition of a U.S. real property interest (“USRPI”) as if they were U.S. persons. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, which may trigger FIRPTA gain to the Fund’s Non-U.S. investors.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHCs”). If a RIC is a qualified investment entity and the Non-U.S. investor owns more than 5% of a class of Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the Non-U.S. investor is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. federal withholding tax at a rate of 15%, and requiring the Non-U.S. investor to file a nonresident U.S. income tax return. In addition, even if the Non-U.S. investor does not own more than 5% of a class of Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2014 from a RIC to a Non-U.S. investor from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.
U.S. Estate Tax. Transfers by gift of Shares by a Non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a Non-U.S. investor will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. federal estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to Non-U.S. investors both to avoid U.S. federal backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a Non-U.S. investor, you must provide an applicable Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, U.S. federal withholding as a resident of a country with which the United States has an income tax treaty. Certain payees and payments are exempt from U.S. federal backup withholding.

The tax consequences to a Non-U.S. investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.
Effect of Future Legislation or Administrative Changes; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. investors may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their own tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
FINANCIAL STATEMENTS
The Fund’s Form N-CSR for the fiscal year ended March 31, 2025 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Annual Report at no charge by calling (215) 330-4476, or through the Fund’s website at https://relativesentimentetfs.com/.

Appendix A
EA Advisers
Proxy Voting Policies and Procedures
PROXY VOTING POLICY
The Board has delegated authority to EA Advisers (the “Firm”) to vote all proxies relating to the securities held in the Fund’s portfolios in the best interest of Funds and their shareholders. The Firm has therefore adopted the following procedures for voting proxies on behalf of the Funds.
VOTING PROCEDURES
All employees will forward any proxy materials received on behalf of Funds to the Compliance Officer, who will determine which Fund holds the security to which the proxy relates.
Absent material conflicts, the Compliance Officer will determine how the Firm should vote the proxy in accordance with applicable voting guidelines, complete the proxy and direct that the proxy be submitted in a timely and appropriate manner.
DISCLOSURE
The Firm will provide conspicuously displayed information to the Funds summarizing this proxy voting policy and procedures, including a statement that the Funds may request information regarding how the Firm voted a Fund’s proxies, and that the Funds may request a copy of these policies and procedures. The Funds will disclose this Proxy Policy, or the Firm’s description of the Proxy Policy, to their shareholders by including it as an appendix to the Funds’ Statement of Additional Information (“SAI”) on Form N-1A.
VOTING GUIDELINES
In the absence of specific voting guidelines from the Funds, the Firm will vote proxies in the best interests of each particular Fund. The Firm’s policy is to vote all proxies from a specific issuer the same way for each Fund absent qualifying restrictions from a Fund. The Funds are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place such restrictions on the actual selection of portfolio securities.
The Firm will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.
In reviewing proposals, the Firm will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. In general, much weight will be given to management’s recommendation on the proxy vote in the Firm’s decision making. The Firm may consider the opinions of independent proxy service providers, such as Institutional Shareholder Services, Inc. (“ISS”) in certain situations.
CONFLICTS OF INTEREST
The Firm will identify any conflicts that exist between the interests of the Firm and the Fund(s) by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected Fund(s), to give such Fund(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.
The Firm will maintain a record of the voting resolution of any conflict of interest.
REPORTING
The Firm will present to the Board a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. In accordance with its procedures, the Board will review the quarterly report to ensure compliance with the SEC Rules and this Policy, and will determine the steps and procedures, if any, that must be undertaken or adopted by the Firm to ensure further compliance with the relevant laws. Votes cast on behalf of the Funds will be compiled and transmitted to the Administrator, which will assist in preparing the Form N-PX report as required by the SEC.
A-1

RECORDKEEPING
The Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
1.These policies and procedures and any amendments;
2.A copy of each proxy statement that the Firm receives;
3.A record of each vote that the Firm casts;
4.Any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.
A copy of each written request from a Fund for information on how the Firm voted such Fund’s proxies, and a copy of any written response.
A-2

PART C

OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation.
(1)
Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit 99.a.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)
Restated Certificate of Trust of EA Series Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit 99.a.4 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(b)	By-laws.
	(1)	By-laws of the Registrant, previously filed as Exhibit 99.b.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.
(2)
Amended By-laws of the Registrant, previously filed as Exhibit 99.b with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders.

	(1)	Agreement and Declaration of Trust
		(i)	Article III: Shares

		(ii)	Article V: Shareholders’ Voting Powers and Meetings

		(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

		(iv)	Article VIII: Certain Transactions, Section 4

		(v)	Article X: Miscellaneous, Section 4

	(2)	By-Laws
		(i)	Article II: Meetings of Shareholders

		(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

		(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

		(iv)	Article VIII: Amendments, Section 1

(d)	Investment Advisory Agreements.

(1)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (October 17, 2014), with respect to ValueShares U.S. Quantitative Value ETF, ValueShares International Quantitative Value ETF, MomentumShares U.S. Quantitative Momentum ETF and MomentumShares International Quantitative Momentum ETF, previously filed as Exhibit 99.d.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Fourth Amendment to the Investment Advisory Agreement (December 12, 2023), previously filed as Exhibit 99(d)(1)(i) with Post-Effective Amendment No. 327 to the Registrant’s registration statement on January 26, 2024, is hereby incorporated by reference.

(2)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, previously filed as Exhibit 99.d.1.i with Post-Effective Amendment No. 8 to the Registrant’s registration statement on April 26, 2017, is hereby incorporated by reference.

(i)
Amendment to Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF and the Alpha Architect International Quantitative Momentum ETF previously filed as Exhibit 99.d.2.i with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(3)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.d.3 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(4)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.5 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(5)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Gadsden, LLC with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.6 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(6)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.10 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(7)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Freedom Day Solutions, LLC with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.11 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(8)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.14 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(9)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.15 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.9.i with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(10)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.20 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(11)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Orcam Financial Group, LLC with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.21 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(12)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.22 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(13)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and GuruFocus Investments, LLC with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.23 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(14)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(15)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and ROC Investments, LLC with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(16)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.32 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(17)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Relative Sentiment Technologies, LLC with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.33 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(18)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.34 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(19)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Argent Capital Management LLC with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.35 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(i)
Amendment to Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Argent Capital Management LLC with respect to the Argent Focused Small Cap ETF and Argent Large Cap ETF, previously filed as Exhibit 99.(d)(19)(i) with Post-Effective Amendment No. 456 to the Registrant’s registration statement on March 20, 2025, is hereby incorporated by reference.

(20)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.36 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(21)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and AOT Invest LLC with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.37 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(22)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Blue Chip ETF, previously filed as Exhibit 99.d.40 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF - previously filed as Exhibit 99.d.40(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(23)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Blue Chip ETF - previously filed as Exhibit 99.d.41 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF – previously filed as Exhibit 99.d.41(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(24)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Strive U.S. Energy ETF, previously filed as Exhibit 99.d.42 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)
Amendment No. 8 to Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Strive International Developed Markets ETF, previously filed as Exhibit 99.d.26.i with Post-Effective Amendment No. 351 to the Registrant’s registration statement on June 11, 2024, is hereby incorporated by reference.

	(ii)	Amendment No. 9 to Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Strive Bitcoin Bond ETF – to be filed by amendment.

(25)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Strive Asset Management, LLC, with respect to the Strive U.S. Energy ETF, Strive U.S. Semiconductor ETF, Strive U.S. Technology ETF and Strive Emerging Ex-China ETF, previously filed as Exhibit 99.d.43 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)
Amendment No. 6 to Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Strive Asset Management, LLC, with respect to the Strive International Developed Markets ETF, previously filed as Exhibit 99.d.27.i with Post-Effective Amendment No. 351 to the Registrant’s registration statement on June 11, 2024, is hereby incorporated by reference.

(ii)
Amendment No. 7 to the Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Strive Asset Management, LLC, with respect to the Strive Bitcoin Bond ETF – to be filed by amendment.

(26)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.44 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(27)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Altrius Capital Management, Inc., with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.45 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(28)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.48 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(29)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, and The Burney Company, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.49 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

	(i)	Amended Schedule A to the Investment Sub-Advisory Agreement – to be filed by amendment.

(30)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.50 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(31)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.51 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(32)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d52 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(i)
Amendment to Schedule A to the Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF, previously filed as Exhibit 99.(d)(32)(i) with Post-Effective Amendment No. 436 to the Registrant’s registration statement on January 28, 2025, is hereby incorporated by reference.

(33)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Arin Risk Advisors, LLC with respect to the Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d53 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(i)
Amendment No. 1 to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Arin Risk Advisors, LLC with respect to the Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF previously filed as Exhibit 99.d(33)(i) with Post-Effective Amendment No. 397 to the Registrant’s registration statement on November 14, 2024, is hereby incorporated by reference.

(34)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d54 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(35)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Euclidean Technologies Management, LLC with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d55 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(36)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Bridges Capital Tactical Equity ETF previously filed as Exhibit 99.d56 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(37)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridges Capital, LLC with respect to the Bridges Capital Tactical Equity previously filed as Exhibit 99.d57 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(38)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MKAM ETF previously filed as Exhibit 99.d58 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(39)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MKAM ETF LLC with respect to the MKAM ETF previously filed as Exhibit 99.d59 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(40)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Morgan Dempsey Large Cap Value ETF previously filed as Exhibit 99.d60 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(41)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Morgan Dempsey Capital Management, LLC with respect to the Morgan Dempsey Large Cap Value ETF – previously filed as Exhibit 99.d61 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(42)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Bushido Capital US Equity ETF, previously filed as Exhibit 99.d(44) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(43)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sepio Capital, L.P. with respect to the Bushido Capital US Equity ETF and Bushido Capital US SMID Cap Equity ETF, previously filed as Exhibit 99.d(43) with Post-Effective Amendment No. 468 to the Registrant’s registration statement on April 10, 2025, is hereby incorporated by reference.

(44)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(46) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(i)
Amendment to the Investment Advisory Agreement between Registrant and Empowered Funds, LLC with respect to the Astoria International Quality Growth Kings ETF and Astoria US Quality Growth Kings ETF, previously filed as Exhibit 99.d.(44)(i) with Post-Effective Amendment No. 381 to the Registrant’s registration statement on September 27, 2024, is hereby incorporated by reference.

(45)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Astoria Portfolio Advisors, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(47) with Post-Effective Amendment No. 255 to the Registrant’s registration statement on July 24, 2023 is hereby incorporated by reference.

(i)
Amended Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Astoria Portfolio Advisors, LLC, previously filed as Exhibit 99.(d)(47) with Post-Effective Amendment No. 481 to the Registrant’s registration statement on May 7, 2025.

(46)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, Strive Asset Management, LLC and Angel Oak Capital Advisors, LLC with respect to the Strive Total Return Bond ETF and Strive Enhanced Income Short Maturity ETF, previously filed as Exhibit 99.d(48) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(47)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MarketDesk Focused U.S. Dividend ETF, previously filed as Exhibit 99.d.(49) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(48)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MarketDesk Indices, LLC with respect to the MarketDesk Focused U.S. Dividend ETF, previously filed as Exhibit 99.d.(50) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(a)
Amendment to Schedule A to Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and MarketDesk Indices, LLC, previously filed as Exhibit 99.d(48)(a) with Post-Effective Amendment No. 449 to the Registrant’s registration statement on March 4, 2025, is hereby incorporated by reference.

(49)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF previously filed as Exhibit 99.d.(51) with Post-Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023, is hereby incorporated by reference.

(50)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and White Wolf Capital Advisors, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF previously filed as Exhibit 99.d.(52) with Post-Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023, is hereby incorporated by reference.

(51)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the TBG Dividend Focus ETF, previously filed as Exhibit 99.d.(53) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(52)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Madison Avenue Financial Solutions, LLC with respect to the TBG Dividend Focus ETF, previously filed as Exhibit 99.d.(54) with Post-Effective Amendment No. 301 to the Registrant’s registration statement on November 2, 2023, is hereby incorporated by reference.

(53)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to StockSnips AI-Powered Sentiment US All Cap ETF, previously filed as Exhibit 99.(d)(55) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(54)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stock Snips, Inc. with respect to StockSnips AI-Powered Sentiment US All Cap ETF, as previously filed as Exhibit 99.(d)(56) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(55)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF, previously filed as Exhibit 99.d(57) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(56)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC, and 21 Shares US, LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF, previously filed as Exhibit 99.d.58 with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(57)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit 99.(d).(59) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(58)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and CCM Investment Group, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit Exhibit 99.(d).(60) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(59)
Investment Advisory Agreement Between the Registrant and Empowered Funds, LLC with respect to the Honeytree U.S. Equity ETF, previously filed as Exhibit 99.d.(61) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(60)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC and Honeytree Investment Management Ltd. with respect to the Honeytree U.S. Equity ETF, previously filed as Exhibit 99.d.(62) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(61)
Investment Advisory Agreement Between Registrant and Empowered Funds, LLC with respect to Alpha Blue Capital US Small-Mid Cap Dynamic ETF was previously filed as Exhibit 99(d)(63) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(62)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC and Alpha Blue Capital Management LP with respect to Alpha Blue Capital US Small-Mid Cap Dynamic ETF was previously filed as Exhibit 99(d)(64) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(63)
Form of Sub-Subadvisory Agreement between 21Shares US LLC and ARK Investment Management LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF. previously filed as Exhibit 99.d(65) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(64)
Management Agreement between Empowered Funds, LLC and the ARK 21Shares Active Bitcoin Futures Cayman Ltd with respect to ARK 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(66) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(65)
Management Agreement between Empowered Funds, LLC and the ARK 21Shares Active Ethereum Futures Cayman Ltd with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(67) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(66)
Sub-Advisory Agreement between Empowered Funds, LLC, ARK 21Shares Active Bitcoin Futures Cayman Ltd and 21Shares US LLC ARK with respect to 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(68) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(67)
Sub-Advisory Agreement between Empowered Funds, LLC, ARK 21Shares Active Ethereum Futures Cayman Ltd and 21Shares US LLC with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(69) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(68)
Sub-Subadvisory Agreement between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Bitcoin Futures Cayman Ltd with respect to ARK 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(70) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(69)
Sub-Subadvisory Agreement between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Ethereum Futures Cayman Ltd with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(71) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(70)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Keating Active ETF, previously filed as Exhibit 99.d(72) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(71)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Keating Investment Counselors, Inc. with respect to the Keating Active ETF, previously filed as Exhibit 99.d(73) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(72)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Draco AI Evolution ETF, previously filed as Exhibit 99.d(74) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

(73)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Draco Evolution Corp. with respect to the Draco AI Evolution ETF, previously filed as Exhibit 99.d(75) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

(74)
Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF, previously filed as Exhibit 99.d(74) with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(75)
Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF, previously filed as Exhibit 99.d(75) with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(76)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Research Affiliates Deletions ETF, previously filed as Exhibit 99.d(76) with Post-Effective 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(77)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Intelligent Livermore ETF, Intelligent Omaha ETF, Intelligent Equal Select ETF, Intelligent Tech Focus ETF, and Intelligent Small Cap Select ETF, previously filed as Exhibit 99.d(77) with Post-Effective No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(78)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Intelligent Alpha with respect to the Intelligent Livermore ETF, Intelligent Omaha ETF, Intelligent Equal Select ETF, Intelligent Tech Focus ETF, and Intelligent Small Cap Select ETF, previously filed as Exhibit 99.d(78) with Post-Effective No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(79)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, dated November 11, 2024, previously filed as Exhibit 99.(d)(79) with Post-Effective No. 399 to the Registrant’s registration statement on November 21, 2024, is hereby incorporated by reference.

(i)
Amendment to Schedule A to the Investment Advisory Agreement dated June 6, 2025, previously filed as Exhibit 99.(d)(79)(i) with Post-Effective Amendment No. 499 to the Registrant’s registration statement on June 6, 2025, is hereby incorporated by reference.

	(ii)	Amendment to Schedule A to the Investment Advisory Agreement – to be filed by amendment.

(80)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and JLens with respect to the JLens 500 Jewish Advocacy U.S. ETF, previously filed as Exhibit 99.(d)(80) with Post Effective Amendment No. 405 to the Registrant’s registration statement on November 25, 2024.

(81)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(82)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stance Capital, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(83)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sarmaya Partners, LLC with respect to the Sarmaya Thematic ETF, was previously filed as Exhibit 99.(d)(83) with Post-Effective Amendment No. 433 to the Registrant’s registration statement on January 24, 2025.

(84)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF, previously filed as Exhibit 99.d(84) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(85)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Cambria Investment Management, L.P. with respect to the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF, previously filed as Exhibit 99.d(85) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

	(a)	Amendment to Schedule A, previously filed as Exhibit 99.(d)(85) with Post-Effective Amendment No. 498 to the Registrant’s registration statement on June 4, 2025.

(86)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Coastal Compass 100 ETF, previously filed as Exhibit 99.d(86) with Post-Effective Amendment No. 398 to the Registrant’s registration statement on November 19, 2024.

(87)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Coastal Equity Management, LLC with respect to the Coastal Compass 100 ETF, previously filed as Exhibit 99.d(87) with Post-Effective Amendment No. 398 to the Registrant’s registration statement on November 19, 2024.

(88)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Alpha Architect US Equity ETF, Alpha Architect International Equity ETF, Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF previously filed as Exhibit 99.d(88) with Post-Effective Amendment No. 397 to the Registrant’s registration statement on November 14, 2024, is hereby incorporated by reference.

(89)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF, Alpha Architect International Quantitative Momentum ETF, Alpha Architect Value Momentum Trend ETF, and Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d(88) with Post-Effective Amendment No. 364 to the Registrant’s registration statement on August 16, 2024, is hereby incorporated by reference.

	(i)	Amendment to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC – to be filed by amendment.

(90)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF previously filed as Exhibit 99.d(90) with Post-Effective Amendment No. 397 to the Registrant’s registration statement on November 14, 2024, is hereby incorporated by reference.

(91)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Militia Investments, LLC with respect to the Militia Long/Short Equity ETF, previously filed as Exhibit.99(d)(91) with Post-Effective Amendment No. 418 to the Registrant’s registration statement on December 23, 2024, is hereby incorporated by reference.

(92)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MRBL Management, LLC with respect to the MRBL Enhanced Equity ETF, previously filed as Exhibit.99(d)(92) with Post-Effective Amendment No. 425 to the Registrant’s registration statement on January 15, 2025, is hereby incorporated by reference.

(93)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, MRBL Management, LLC, and Arin Risk Advisors, LLC with respect to the MRBL Enhanced Equity ETF, previously filed as Exhibit.99(d)(93) with Post-Effective Amendment No. 425 to the Registrant’s registration statement on January 15, 2025, is hereby incorporated by reference.

(94)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Smart Money Group, LLC with respect to the Yoke Core ETF, previously filed as Exhibit 99(d)(94) with Post-Effective Amendment 439 to the Registrant’s registration statement on February 7, 2025, is hereby incorporated by reference.

(95)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Matrix Asset Advisors, Inc. with respect to the Matrix Advisors Value ETF, previously filed as Exhibit 99.(d)(95) with Post-Effective Amendment No. 419 to the Registrant’s registration statement on December 23, 2024, is hereby incorporated by reference.

(96)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and The Rock Creek Group, LP with respect to the RockCreek Global Equality ETF, previously filed as Exhibit 99.(d)(96) with Post-Effective Amendment No. 441 to the Registrant’s registration statement on February 14, 2025, is hereby incorporated by reference.

(97)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and NextGen EMP, Inc. with respect to the Efficient Market Portfolio Plus ETF and Efficient Market Portfolio Long ETF, previously filed as Exhibit 99(d)(97) with Post-Effective Amendment 409 to the Registrant’s registration statement on December 6, 2024, is hereby incorporated by reference.

(98)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bastion Fiduciary, LLC with respect to the Bastion Energy ETF, previously filed as Exhibit 99.(d)(98) with Post-Effective Amendment No. 443 to the Registrant’s registration statement on February 18, 2025, is incorporated by reference.

(99)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and McCarthy & Cox Retirement & Estate Specialists, LLC with respect to the MC Trio Buffered ETF, previously filed as Exhibit 99.(d)(99) with Post-Effective Amendment No. 444 to the Registrant’s registration statement on February 21, 2025, is incorporated by reference.

(100)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Amplius ETF Advisors, LLC with respect to the Amplius Aggressive Allocation ETF, previously filed as Exhibit 99.(d)(100) with Post-Effective Amendment No. 473 to the Registrant’s registration statement on April 25, 2025, is hereby incorporated by reference.

(101)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Terra Firma Asset Management, LLC with respect to the Terra Firm Realty Innovation ETF – to be filed by amendment.

(102)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Rainwater Equity, LLC with respect to the Rainwater Equity ETF, previously filed as Exhibit 99.(d)(102) with Post-Effective Amendment No. 483 to the Registrant’s registration statement on May 9, 2025, is hereby incorporated by reference.

(103)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Suncoast Equity Management, LLC with respect to the Suncoast Select Growth ETF, previously filed as Exhibit 99.(d)(103) with Post-Effective Amendment No. 482 to the Registrant’s registration statement on May 7, 2025, is hereby incorporated by reference.

(104)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Concourse Capital Advisors, LLC with respect to the Concourse Capital Focused Equity ETF, previously filed as Exhibit 99.(d)(104) with Post-Effective Amendment No. 499 to the Registrant’s registration statement on June 6, 2025, is hereby incorporated by reference.

(105)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and ARS Investment Partners, LLC with respect to the ARS Core Equity Portfolio ETF and ARS Focused Opportunities Strategy ETF, previously filed as Exhibit 99.(d)(105) with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.

(106)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Cloverpoint, LLC with respect to the Cloverpoint Core Alpha US ETF, Cloverpoint Core Alpha International ETF, Cloverpoint Core Alpha Global ETF, and Cloverpoint Core Alpha Energy Transition ETF, previously filed as Exhibit 99.(d)(106) with Post-Effective Amendment No. 505 to the Registrant’s registration statement on June 13, 2025.

(107)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Dakota Wealth, LLC with respect to the Dakota Active Equity ETF, previously filed as Exhibit 99.(d)(107) with Post-Effective Amendment No. 508 to the Registrant’s registration statement on June 20, 2025.

(108)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Research Affiliates, LLC with respect to the RACWI US ETF and Research Affiliates Deletions ETF, previously filed as Exhibit 99.(d)(108) with Post-Effective Amendment No. 507 to the Registrant’s registration statement on June 18, 2025.

(109)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Castellan Group, LLC with respect to the Castellan Targeted Equity ETF and Castellan Targeted Income ETF, previously filed as Exhibit 99.(d)(109) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(110)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, Castellan Group, LLC, and Arin Risk Advisors, LLC with respect to the Castellan Targeted Equity ETF and Castellan Targeted Income ETF, previously filed as Exhibit 99.(d)(110) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(111)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sequoia Financial Group, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit 99(d)(110) with Post-Effective Amendment No. 461 to the Registrant’s registration statement on March 27, 2025, is hereby incorporated by reference.

(112)
Interim Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sequoia Financial Group, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit 99(d)(111) with Post-Effective Amendment No. 461 to the Registrant’s registration statement on March 27, 2025, is hereby incorporated by reference.

(113)
Investment Sub-Sub-Advisory Agreement among Astoria Portfolio Advisors LLC and Astor Investment Management LLC with respect to the Astoria Dynamic Core US Fixed Income ETF, previously filed as Exhibit 99.d.(112) with Post-Effective Amendment No. 474 to the Registrant’s registration statement on April 25, 2025, is hereby incorporated by reference.

(114)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Towle & Co. with respect to the Towle Value ETF, previously filed as Exhibit 99.(d)(114) with Post-Effective Amendment No. 513 to the Registrant’s registration statement on July 11, 2025, is hereby incorporated by reference.

	(115)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Arin Risk Advisors with respect to the Arin Tactical Tail Risk ETF – to be filed by amendment.

(116)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and City Different Investments with respect to the City Different Investments SMID Cap Core Equity ETF and City Different Investments Global Equity ETF – to be filed by amendment.

(117)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Warren Street Wealth Advisors with respect to the Warren Street Global Equity ETF and Warren Street Global Bond ETF – to be filed by amendment.

(118)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Ogard Capital Market Research, LLC dba BufferLABS with respect to the BufferLABS US Equity Dynamic Buffer ETF – to be filed by amendment.

(e)	Underwriting Contracts.
(1)
Distribution Agreement between the Registrant and Quasar Distributors, LLC –, previously filed as Exhibit 99.e.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(i) with Post-Effective Amendment No. 30 to the Registrant’s registration statement on July 22, 2020, is hereby incorporated by reference.

(ii)
Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(ii) with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

		(iii)	Twenty Second Amendment to the Distribution Agreement, previously filed as Exhibit 99.(e)(1)(iii with Post-Effective Amendment No. 505 to the Registrant’s registration statement on June 13, 2025.

(2)
Form of Quasar Distributors Authorized Participant Agreement, previously filed as Exhibit 99.e.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(3)
Distribution Agreement between the Registrant and ALPS Distributors, Inc., previously filed as Exhibit 99.E.3 with Post-Effective Amendment No. 388 to the Registrant’s registration statement on October 24, 2024, is hereby incorporated by reference.

		(i)	Amended Appendix A to the ALPS Distribution Agreement, previously filed as Exhibit 99.(e)(3)(i) with Post-Effective Amendment No. 441 to the Registrant’s registration statement on February 14, 2025.

(4)
Form of ALPS Distributors, Inc. Authorized Participant Agreement, previously filed as Exhibit 99.e(4) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements

(1)
Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)
Forty-Seventh Amendment and Amended Exhibit B to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.(g)(1)(ii) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(h)	Other Material Contracts.

(1)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit B to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp, previously filed as Exhibit 99.h(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)
Forty-Seventh Amendment and Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.(h)(1)(ii) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(2)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(2)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)
Forty-Seventh Amendment and Amended Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.(h)(2)(ii) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(3)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.3 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit B to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(3)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(ii)
Forty-Seventh Amendment and Amended Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.(h)(3)(ii) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(4)
Index License Agreement between Life + Liberty Indexes and Empowered Funds, LLC, previously filed as Exhibit 99.h.5 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(5)
Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.h.6 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(6)
Amended and Restated Sublicense Agreement between Empowered Funds, LLC and the Registrant related to MAI Bull-Rider Bear-Fighter Index, MAI SectorSurfer Momentum Index, previously filed as Exhibit 99.h.8 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(7)
Index Licensing Agreement between Empowered Funds, LLC and Solactive AG, previously filed as Exhibit 99.h.18 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(8)
Index License Agreement between Strive Asset Management, LLC and Solactive AG, previously filed as Exhibit 99.h.19 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(9)
Fee Waiver Agreement between Registrant, for the Alpha Architect High Inflation and Deflation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.20 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(10)
Master Index Services License Agreement between Empowered Funds, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive Natural Resources and Security ETF, previously filed as Exhibit 99.h.21 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(11)
Master Index Services License Agreement between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive Natural Resources and Security ETF, previously filed as Exhibit 99.h.22 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(12)
Fee Waiver Agreement between Registrant, for the Alpha Architect Tail Risk ETF, and Empowered Funds, LLC – previously filed as Exhibit 99.h.23 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(13)
Fee Waiver Agreement between Registrant, for the Alpha Architect 1-3 Month Box ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.24 with Post-Effective Amendment No. 193 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(14)
Fee Waiver Agreement between Registrant, for the Alpha Architect Value Momentum Trend ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.25 with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(15)
Fee Waiver Agreement between Registrant, CCM Global Equity ETF, and Empowered Funds, LLC. previously filed was Exhibit 99.(h).(18) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(16)
Fee Waiver Agreement between the Registrant, for AOT Growth and Innovation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.19 with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(17)
Fee Waiver Agreement between Registrant, for the Keating Active ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h).(20) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(18)
Fee Waiver Agreement between Registrant, for the Alpha Blue Capital US Small-Mid Cap Dynamic ETF, and Empowered Funds, LLC was previously filed as Exhibit 99(h)(21) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(19)
Fee Waiver Agreement between Registrant, for the Discipline Fund ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(22) with Post-Effective Amendment No. 313 to the Registrant’s registration statement on November 28, 2023, is hereby incorporated by reference.

(20)
Service Schedule Product Licenses between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive Mid-Cap ETF, previously filed as Exhibit 99.(h)(23) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(21)
Fee Waiver Agreement between Registrant, for the StockSnips AI-Powered Sentiment US All Cap ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(24) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(22)
Loan Agreement between EA Series Trust and U.S. Bank National Association, previously filed as Exhibit 99.(h).(26) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(a)
First Amendment to Loan Agreement previously filed as Exhibit 99.(h)(22)(a) with Post-Effective Amendment No. 406 to the Registrant’s registration statement on November 26, 2024, is hereby incorporated by reference.

(23)
Amendment Service Schedule Product License between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive 500 ETF, previously filed as Exhibit 99.(h)(27) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(24)
Service Schedule Product License between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive U.S. Semiconductor ETF, previously filed as Exhibit 99.(h)(29) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(25)
Fee Waiver Agreement between Registrant, for the ARK 21Shares Active Bitcoin Futures Strategy ETF and ARK 21Shares Active Ethereum Futures Strategy ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(28) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(26)
Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the Research Affiliates Deletions ETF, previously filed as Exhibit 99.h(26) with Post-Effective Amendment No. 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(27)
Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the RACWI US ETF, previously filed as Exhibit 99.(h)(27) with Post-Effective Amendment No. 507 to the Registrant’s registration statement on June 18, 2025.

(28)
Fee Waiver Agreement between Registrant, for the Research Affiliates Deletions ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h(27) with Post-Effective Amendment No. 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(29)
Index License Agreement related to the Stance Sustainable Beta ETF, previously filed as Exhibit 99.h(28) with Post-Effective Amendment No. 375 to the Registrant’s registration statement on September 13, 2024, is hereby incorporated by reference.

(30)
License Agreement between Empowered Funds, LLC and the Registrant related to the JLens 500 Jewish Advocacy U.S. ETF, previously filed as Exhibit Ex. 99(h)(29) to the Registrant’s registration statement on November 25, 2024, is hereby incorporated by reference.

(31)
Certificate of Secretary, previously filed as Exhibit 99.H.(30) with Post-Effective Amendment No. 388 to the Registrant’s registration statement on October 24, 2024, is hereby incorporated by reference.

(32)
Fee Waiver Agreement between Registrant, for the Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF, and Empowered Funds, LLC previously filed as Exhibit 99.h(31) with Post-Effective Amendment No. 397 to the Registrant’s registration statement on November 14, 2024, is hereby incorporated by reference.

(33)
Fee Waiver Agreement between Registrant, for the Yoke Core ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(32) with Post-Effective Amendment No. 439 to the Registrant’s registration statement on February 7, 2025, is hereby incorporated by reference.

(33)
Fee Waiver Agreement between Registrant, for the Amplius Aggressive Asset Allocation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(3) with Post-Effective Amendment No. 473 to the Registrant’s registration statement on April 25, 2025, is hereby incorporated by reference.

(i)	Opinion and Consent of Counsel – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.

(k)	Omitted Financial Statements — Not applicable.

(l)	Initial Capital Agreement, previously filed as Exhibit 99.l with Post-Effective Amendment No. 2 to the Registrant’s registration statement on January 28, 2016, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan.

(1)
Distribution Plan pursuant to Rule 12b-1, previously filed as Exhibit 99.m.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Amendment to Schedule I to the Distribution Plan, dated June 6, 2025, previously filed as Exhibit 99.(m)(1)(i) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(ii) Amendment to Schedule I to the Distribution Plan – to be filed by amendment.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Code of Ethics.

(1)
Code of Ethics of the Registrant, previously filed as Exhibit 99.p.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)
Code of Ethics of Empowered Funds, LLC previously filed as Exhibit 99.p(2) with Post-Effective Amendment No. 397 to the Registrant’s registration statement on November 14, 2024, is hereby incorporated by reference.

(3)
Code of Ethics of Gadsden, LLC, previously filed as Exhibit 99.p.4 with Post-Effective Amendment No. 31 to the Registrant’s registration statement on August 12, 2020, is hereby incorporated by reference.

(4)
Code of Ethics of Freedom Day Solutions, LLC, previously filed as Exhibit 99.p.5 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(5)
Code of Ethics of Sparkline Capital LP, previously filed as Exhibit 99.p.7 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(6)
Code of Ethics of Orcam Financial Group, LLC, previously filed as Exhibit 99.p.10 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(7)
Code of Ethics of GuruFocus Investments, LLC, previously filed as Exhibit 99.p.11 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(8)
Code of Ethics for Intelligent Alpha, LLC, previously filed as Exhibit 99.p(8) with Post-Effective Amendment No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(9)
Code of Ethics of Relative Sentiment Technologies, LLC, previously filed as Exhibit 99.p.15 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(10)
Code of Ethics of Argent Capital Management LLC, previously filed as Exhibit 99.p.17 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(11)
Code of Ethics of AOT Invest, LLC, previously filed as Exhibit 99.p.18 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(12)
Code of Ethics of Bridgeway Capital Management, LLC, previously filed as Exhibit 99.p.19 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(13)
Code of Ethics of Strive Asset Management, LLC, previously filed as Exhibit 99.p.20 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(14)
Code of Ethics of Arin Risk Advisors, LLC – previously filed as Exhibit 99.p.21 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(15)
Code of Ethics of Altrius Capital Management, Inc., previously filed as Exhibit 99.p.22 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(16)
Code of Ethics of The Burney Company – previously filed as Exhibit 99.p.23 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(17)
Code of Ethics of Euclidean Technologies Management, LLC – previously filed as Exhibit 99.p.24 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(18)
Code of Ethics of Bridges Capital, LLC – previously filed as Exhibit 99.p.25 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(19)
Code of Ethics of MKAM ETF LLC – previously filed as Exhibit 99.p.26 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(20)
Code of Ethics of Morgan Dempsey Capital Management LLC – previously filed as Exhibit 99.p.27 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(21)
Code of Ethics of Sepio Capital L.P., previously filed as Exhibit 99.p(21) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(22)
Code of Ethics of Astoria Portfolio Advisors, LLC, previously filed as Exhibit 99.p(22) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(23)
Code of Ethics of MarketDesk Indices, LLC, previously filed as Exhibit 99.p(23) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(24)
Code of Ethics of White Wolf Capital Advisors, LLC, previously filed as Exhibit 99.p.(23) with Post Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023 is hereby incorporated by reference.

(25)
Code of Ethics of Madison Avenue Financial Solutions, LLC, previously filed as Exhibit 99.p.(25) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(26)
Code of Ethics for Stock Snips, Inc., previously filed as Exhibit 99.(p)(26) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(27)
Code of Ethics of Angel Oak Capital Advisors, LLC, previously filed as Exhibit 99.p(27) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(28)
Code of Ethics of 21Shares US, LLC, previously filed as Exhibit 99.p(28) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(29)
Code of Ethics of ARK Investment Management, LLC, previously filed as Exhibit 99.p(29) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(30)
Code of Ethics of CCM Investment Group, LLC, previously filed as Exhibit 99(p)(30) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(31)
Code of Ethics of Honeytree Investment Management Ltd., previously filed as Exhibit 99.p.(31) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(32)
Code of Ethics for Alpha Blue Capital Management LP was previously filed as Exhibit 99(p)(32) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(33)
Code of Ethics for Keating Investment Counselors, Inc., previously filed as Exhibit (99)(p)(33) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(34)
Code of Ethics for Draco Evolution Corp., previously filed as Exhibit 99.(p)(34) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

(34)
Code of Ethics for JLens, previously filed as Exhibit 99.(p)(34) with Post-Effective Amendment No. 405 to the Registrant’s registration statement on November 25, 2024, is hereby incorporated by reference.

(35)
Code of Ethics for Stance Capital, LLC, previously filed as Exhibit 99.(p)(35) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024, is hereby incorporated by reference.

(36)	Code of Ethics for Cambria Investment Management, L.P., previously filed as Exhibit 99.(p)(36) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(37)	Code of Ethics for Coastal Equity Management, LLC, previously filed as Exhibit 99.(p)(37) with Post-Effective Amendment No. 398 to the Registrant’s registration statement on November 19, 2024.

(38)
Code of Ethics for Alpha Architect, LLC, previously filed as Exhibit 99.(p)(36) with Post-Effective Amendment No. 364 to the Registrant’s registration statement on August 16, 2024, is hereby incorporated by reference.

(39)
Code of Ethics for Sarmaya Partners, LLC, previously filed as Exhibit 99.(p)(39) with Post-Effective Amendment No. 433 to the Registrant’s registration statement on January 24, 2025, is hereby incorporated by reference.

(40)
Code of Ethics for MRBL Management, LLC, previously filed as Exhibit.99.(p)(40) with Post-Effective Amendment No. 425 to the Registrant’s registration statement on January 15, 2025, is hereby incorporated by reference.

(41)
Code of Ethics for Matrix Asset Advisors, Inc., previously filed as Exhibit 99.(p)(41) with Post-Effective Amendment No. 419 to the Registrant’s registration statement on December 23, 2024, is hereby incorporated by reference.

(42)
Code of Ethics for ALPS Distributors, Inc., previously filed as Exhibit 99.(p)(42) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024, is hereby incorporated by reference.

(43)
Code of Ethics for NextGen EMP, Inc., previously filed as Exhibit 99.(p)(43) with Post-Effective Amendment No. 409 to the Registrant’s registration statement on December 6, 2024, is hereby incorporated by reference.

(44)
Code of Ethics for Bastion Fiduciary, LLC, previously filed as Exhibit 99.(p)(45) with Post-Effective Amendment No. 443 to the Registrant’s registration statement on February 18, 2025, is hereby incorporated by reference.

(45)
Code of Ethics for Militia Investments, LLC, previously filed as Exhibit 99.(p)(45) with Post-Effective Amendment No. 418 to the Registrant’s registration statement on December 23, 2024, is hereby incorporated by reference.

(46)
Code of Ethics for Smart Money Group, LLC, previously filed as Exhibit 99.(p)(46) with Post-Effective Amendment No. 439 to the Registrant’s registration statement on February 7, 2025, is hereby incorporated by reference.

(47)
Code of Ethics for The Rock Creek Group, LP, previously filed as Exhibit 99.(p)(47) with Post-Effective Amendment No. 441 to the Registrant’s registration statement on February 14, 2025, is hereby incorporated by reference.

(48)
Code of Ethics for McCarthy & Cox Retirement & Estate Specialists, LLC, previously filed as Exhibit 99.(p)(48) with Post-Effective Amendment No. 444 to the Registrant’s registration statement on February 21, 2025, is hereby incorporated by reference.

(49)
Code of Ethics for Amplius ETF Advisors, LLC, previously filed as Exhibit 99.(p)(49) with Post-Effective Amendment No. 473 to the Registrant’s registration statement on April 25, 2025, is hereby incorporated by reference.

(50)
Code of Ethics for Astor Investment Management, LLC, previously filed as Exhibit 99.p.(50) with Post-Effective Amendment No. 474 to the Registrant’s registration statement on April 25, 2025, is hereby incorporated by reference.

(51)	Code of Ethics for Terra Firma Asset Management, LLC – to be filed by Amendment.

(52)
Code of Ethics for Rainwater Equity, LLC, previously filed as Exhibit 99.(p)(52) with Post-Effective Amendment No. 483 to the Registrant’s registration statement on May 9, 2025, is hereby incorporated by reference.

(53)
Code of Ethics for Suncoast Equity Management, LLC, previously filed as Exhibit 99.(p)(53) with Post-Effective Amendment No. 482 to the Registrant’s registration statement on May 7, 2025, is hereby incorporated by reference.

(54)
Code of Ethics for Concourse Capital Advisors, LLC, previously filed as Exhibit 99.(p)(54) with Post-Effective Amendment No. 499 to the Registrant’s registration statement on June 6, 2025, is hereby incorporated by reference.

(55)	Code of Ethics for ARS Investment Partners, LLC, previously filed as Exhibit 99.(p)(55) with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.

(56)	Code of Ethics for Cloverpoint, LLC, previously filed as Exhibit 99.(p)(56) with Post-Effective Amendment No. 505 to the Registrant’s registration statement on June 13, 2025.

(57)	Code of Ethics for Dakota Wealth, LLC, previously filed as Exhibit 99.(p)(57) with Post-Effective Amendment No. 508 to the Registrant’s registration statement on June 20, 2025.

(58)	Code of Ethics for Castellan Group, LLC, previously filed as Exhibit 99.(p)(58) with Post-Effective Amendment No. 501 to the Registrant’s registration statement on June 9, 2025.

(59)
Code of Ethics for Sequoia Financial Group, LLC, previously filed as Exhibit 99(p)(58) with Post-Effective Amendment No. 461 to the Registrant’s registration statement on March 27, 2025, is hereby incorporated by reference.

(60)
Code of Ethics for Towle & Co., previously filed as Exhibit 99(p)(60) with Post-Effective Amendment No. 513 to the Registrant’s registration statement on July 11, 2025, is hereby incorporated by reference.

	(61)	Code of Ethics for Research Affiliates, LLC, previously filed as Exhibit 99.(p)(61) with Post-Effective Amendment No. 507 to the Registrant’s registration statement on June 18, 2025.

	(62)	Code of Ethics for City Different Investments – to be filed by Amendment.

	(63)	Code of Ethics for Warren Street Wealth Advisors – to be filed by Amendment.

	(63)	Code of Ethics for Ogard Capital Market Research, LLC dba BufferLABS – to be filed by Amendment.

(q)	Other

	(1)	Power of Attorney, previously filed as Exhibit 99.(q)(1) with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.

Item 29. Persons Controlled By or Under Common Control with the Registrant:
None.
Item 30. Indemnification:
Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser:
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.

Empowered Funds, LLC	801-79835

Gadsden, LLC	801-112416

Freedom Day Solutions, LLC	801-66190

Sparkline Capital LP	801-121161

Orcam Financial Group, LLC	801-121561

GuruFocus Investments, LLC	801-122727

Relative Sentiment Technologies, LLC	801-123211

Argent Capital Management LLC	801-55903

AOT Invest LLC	801-124742

Bridgeway Capital Management, LLC	801-44394

Strive Asset Management, LLC	801-125907

Arin Risk Advisors, LLC	801-70598

Altrius Capital Management, Inc.	801-63153

The Burney Company	801-10232

Euclidean Technologies Management, LLC	801-72806

Bridges Capital, LLC	801-127316

Morgan Dempsey Capital Management, LLC	801-48064

Sepio Capital L.P.	801-108889

Astoria Portfolio Advisors, LLC	801-119078

Investment Adviser	SEC File No.
MarketDesk Indices LLC	801-128530

White Wolf Capital Advisors, LLC	801-120718

Madison Avenue Financial Solutions, LLC	801-118936

Angel Oak Capital Advisors, LLC	801-70670

21Shares US LLC	801-122990

ARK Investment Management LLC	801-79081

CCM Investment Group, LLC	801-128708

Honeytree Investment Management Ltd.	801-120880

Alpha Blue Capital Management, LP	801-128858

Keating Investment Counselors, Inc.	801-19820

Stock Snips, Inc.	801-129682

Alpha Architect, LLC	801-71697

MKAM ETF LLC	801-127208

Draco Evolution Corp.	801-129504

Intelligent Alpha	801-130980

JLens	801-131261

Stance Capital, LLC	801-120103

Cambria Investment Management, L.P.	801-71786

Coastal Equity Management, LLC	801-131249

Sarmaya Partners, LLC	801-131861

MRBL Management, LLC	801-131498

NextGen EMP, Inc.	801-131531

Matrix Asset Advisors, Inc.	801-36872

Bastion Fiduciary, LLC	801-131510

Militia Investments, LLC	801-131204

Smart Money Group, LLC	801-107979

The Rock Creek Group LP	801-61844

McCarthy & Cox Retirement & Estate Specialists, LLC	801-128995

Amplius ETF Advisors, LLC	801-132157

Terra Firma Asset Management, LLC	801-118043

Rainwater Equity, LLC	801-132135

Suncoast Equity Management, LLC	801-62262

Investment Adviser	SEC File No.

Concourse Capital Advisors, LLC	801-132824

ARS Investment Partners, LLC	801-7566

Cloverpoint, LLC	801-132860

Dakota Wealth, LLC, dba Dakota Wealth Management	801-114097

Research Affiliates, LLC	801-61153

Castellan Group, LLC	801-119581

Sequoia Financial Group, LLC	801-61089

Astor Investment Management, LLC	801-78794

Towle & Co.	801-16622

City Different Investments	801-120293

Warren Street Wealth Advisors	801-117597

Ogard Capital Market Research, LLC dba BufferLABS	[ ]
Item 32. Quasar Distributors, LLC
(a) Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.Huber Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.Huber Small Cap Value Fund, Series of Advisors Series Trust
14.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.PIA High Yield Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust

25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena International Value Fund, Series of Advisors Series Trust
28.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.Reverb ETF, Series of Advisors Series Trust
31.Scharf Fund, Series of Advisors Series Trust
32.Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
37.The Aegis Funds
38.Allied Asset Advisors Funds
39.Angel Oak Funds Trust
40.Angel Oak Strategic Credit Fund
41.Brookfield Infrastructure Income Fund Inc.
42.Brookfield Investment Funds
43.Buffalo Funds
44.DoubleLine Funds Trust
45.EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
49.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
54.AAM Transformers ETF, Series of ETF Series Solutions
55.Acquirers Deep Value ETF, Series of ETF Series Solutions
56.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
57.Aptus Defined Risk ETF, Series of ETF Series Solutions
58.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
60.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
61.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
62.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
63.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
64.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
65.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
66.BTD Capital Fund, Series of ETF Series Solutions
67.Carbon Strategy ETF, Series of ETF Series Solutions
68.ClearShares OCIO ETF, Series of ETF Series Solutions
69.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions

70.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
71.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
73.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
74.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
75.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
76.Hoya Capital Housing ETF, Series of ETF Series Solutions
77.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.Opus Small Cap Value ETF, Series of ETF Series Solutions
83.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
84.The Acquirers Fund, Series of ETF Series Solutions
85.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
86.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
87.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
88.U.S. Global JETS ETF, Series of ETF Series Solutions
89.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
90.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.First American Funds Trust
95.FundX Investment Trust
96.The Glenmede Fund, Inc.
97.The GoodHaven Funds Trust
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
114.Coho Relative Value ESG Fund, Series of Managed Portfolio Series

115.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
118.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
119.Kensington Active Advantage Fund, Series of Managed Portfolio Series
120.Kensington Defender Fund, Series of Managed Portfolio Series
121.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123.Kensington Managed Income Fund, Series of Managed Portfolio Series
124.LK Balanced Fund, Series of Managed Portfolio Series
125.Leuthold Core ETF, Series of Managed Portfolio Series
126.Leuthold Core Investment Fund, Series of Managed Portfolio Series
127.Leuthold Global Fund, Series of Managed Portfolio Series
128.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129.Leuthold Select Industries ETF, Series of Managed Portfolio Series
130.Muhlenkamp Fund, Series of Managed Portfolio Series
131.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133.Olstein All Cap Value Fund, Series of Managed Portfolio Series
134.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135.Port Street Quality Growth Fund, Series of Managed Portfolio Series
136.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
137.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
138.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139.Reinhart International PMV Fund, Series of Managed Portfolio Series
140.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
142.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
143.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
144.Tremblant Global ETF, Series of Managed Portfolio Series
145.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
147.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
148.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
149.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
150.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
151.SWP Growth & Income ETF, Series of Manager Directed Portfolios
152.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
153.Mason Capital Fund Trust
154.Matrix Advisors Funds Trust
155.Monetta Trust
156.Nicholas Equity Income Fund, Inc.
157.Nicholas Fund, Inc.
158.Nicholas II, Inc.
159.Nicholas Limited Edition, Inc.

160.Oaktree Diversified Income Fund Inc.
161.Permanent Portfolio Family of Funds
162.Perritt Funds, Inc.
163.Procure ETF Trust II
164.Professionally Managed Portfolios
165.Prospector Funds, Inc.
166.Provident Mutual Funds, Inc.
167.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
168.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
169.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
170.Aquarius International Fund, Series of The RBB Fund, Inc.
171.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
172.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
173.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
174.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
175.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
176.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
177.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
178.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
179.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
182.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
183.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
188.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
189.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
190.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
191.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
192.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
193.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
194.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
195.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
196.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
197.SGI Global Equity Fund, Series of The RBB Fund, Inc..
198.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
199.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
200.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
201.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
202.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
203.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
204.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.

205.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
206.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
207.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
208.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
209.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
210.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
211.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
212.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
213.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
214.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
215.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
216.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
217.The RBB Fund Trust
218.RBC Funds Trust
219.Rockefeller Municipal Opportunities Fund
220.Series Portfolios Trust
221.Tax-Exempt Private Credit Fund, Inc.
222.Thompson IM Funds, Inc.
223.Tortoise Capital Series Trust
224.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
225.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
226.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
227.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
228.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
229.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
230.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
231.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
232.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
233.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
234.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
235.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
236.USQ Core Real Estate Fund
237.Wall Street EWM Funds Trust
238.Wisconsin Capital Funds, Inc.

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.
Item 33. Location of Accounts and Records:
Information regarding the books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are provided in the Registrant’s most recent report on Form N-CEN.
Item 34. Management Services:
None.
Item 35. Undertakings:
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized in the Village of Bayside, State of Wisconsin, on July 23, 2025.

EA SERIES TRUST

By: /s/ Michael D. Barolsky
Michael D. Barolsky
Vice President & Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on July 23, 2025.

Signature	Title

*Wesley R. Gray	Trustee and President (principal executive officer)
Wesley R. Gray

*Sean R. Hegarty	Treasurer (principal financial officer)
Sean R. Hegarty

*Daniel Dorn	Trustee
Daniel Dorn

*Michael Pagano	Trustee
Michael Pagano

*Emeka Oguh	Trustee
Emeka Oguh

*By:	/s/ Michael D. Barolsky
Michael D. Barolsky
Attorney-in-Fact
* (Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 493 to the Registrant’s registration statement on May 30, 2025.)

 EXHIBIT INDEX

Exhibit No.	Description
Ex.99(j)	Consent of Independent Registered Public Accounting Firm